SCHEDULE 14A
                              (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.____)

Filed by the Registrant   [X]
Filed by a party other than the Registrant  [  ]

Check the appropriate box:

        [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of Commission Only (as permitted by
            Rule 14a-6(e)(2))
        [ ] Definitive Proxy Statement
        [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
            240.14a-12

                                 Shoney's, Inc.
       --------------------------------------------------------------------
                  (Name of registrant as Specified in its Charter)

       --------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement, if
                           other than the Registrant

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11
            (1) Title of each class of securities to which transaction applies:
            (2) Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            (4) Proposed maximum aggregate value of transaction:
            (5) Total fee paid:
         [ ] Fee paid previously with preliminary materials
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

             (1) Amount Previously Paid:
             (2) Form, Schedule or Registration Statement No.:
             (3) Filing Party:
             (4) Date Filed:


             PURCHASE OFFER AND CONSENT SOLICITATION STATEMENT
                            SHONEY'S, INC.
      OFFERS TO PURCHASE FOR CASH ANY AND ALL OF THE OUTSTANDING
8-1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002, CUSIP NO. 872623 AA 1
                                  AND
LIQUID YIELD OPTION NOTES DUE 2004 (ZERO COUPON - SUBORDINATED), CUSIP NO.
                             825039 AC 4
      AND CONSENT SOLICITATION WITH RESPECT TO THE RELATED INDENTURES

-----------------------------------------------------------------------------
THESE OFFERS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON ______________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES AND CONSENT TO THE PROPOSED AMENDMENTS (AND NOT HAVE WITHDRAWN SUCH NOTES OR REVOKED SUCH CONSENT) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------

     Shoney's, Inc., a Tennessee corporation (the "Company"), upon the terms and subject to the conditions set forth in this Purchase Offer and Consent Solicitation Statement (as it may be amended or supplemented, the "Statement") and the accompanying Letters of Transmittal and Consent (each, a "Letter of Transmittal") (the Statement and each Letter of Transmittal being sometimes referred to herein as an "Offer"), hereby offers to purchase for cash any and all of the following debt securities (collectively, the "Notes"): the 8-1/4% Convertible Subordinated Debentures Due 2002 originally issued by TPI Enterprises, Inc. ("TPI") and subsequently assumed by the Company (the "TPI Debentures") at a price of $691.59 per $1,000 principal amount of any TPI Debenture purchased (the "Debenture Purchase Price"), and the Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) issued by the Company (the "LYONs") at a price of $250.00 per $1,000 of principal amount at maturity of any LYON purchased (the "LYONs Purchase Price"). Each of the Offers is sometimes referred to as a "Tender Offer" and collectively, as the "Tender Offers". The Debenture Purchase Price and the LYONs Purchase Price each may be referred to individually or collectively as the "Tender Offer and Consent Consideration." In addition to the Tender Offer and Consent Consideration, the Company will pay any and all accrued and unpaid interest on the TPI Debentures to but excluding the settlement date of the Tender Offers.

         The Notes are convertible into the Company's $1.00 par value common stock (the "Shares"). The LYONs are convertible at a rate of 29.349 Shares per $1,000 principal amount at maturity. The TPI Debentures are convertible into 50.508 Shares per $1,000 principal amount. The Shares presently are listed and traded on the New York Stock Exchange ("NYSE") under the symbol "SHN". On July ___, 2000, the last reported sales price of the Shares on the NYSE was $____________. As of July ___, 2000, there were outstanding $177,358,000 in principal amount at maturity of LYONs (with an aggregate accreted value as of that date of $______________) and $51,563,000 in principal amount of TPI Debentures. SEE "SPECIAL FACTORS" AND "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" FOR CERTAIN MATTERS THAT SHOULD BE CONSIDERED BY HOLDERS IN EVALUATING THE TENDER OFFERS AND SOLICITATION.

         In conjunction with the Tender Offers, the Company hereby solicits (the "Solicitation") consents ("Consents") of registered holders of the Notes ("Holders") to certain proposed amendments to the indentures pursuant to which the Notes were issued. If the requisite number of Consents are received, the proposed amendments will be effective as to all Notes, including those that are not purchased in the Tender Offers. Any Holder who tenders Notes in the Tender Offers will be deemed to automatically have given a corresponding Consent, and Notes may not be tendered without giving a Consent. The consideration to be paid by the Company for the Consents is reflected in the Tender Offer and Consent Consideration. The Company has received written agreements from Holders of 67% of the LYONs and 73% of the TPI Debentures to tender their Notes in the Offer.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE TRANSACTIONS, PASSED UPON THE MERITS OR FAIRNESS OF THESE TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                          _______________________

                The Dealer Manager for the Tender Offers is:
                      BANC OF AMERICA SECURITIES LLC
                              July ____, 2000

   This document was first sent or delivered to Holders on July ____, 2000.


                           IMPORTANT INFORMATION

         Any Holder desiring to tender Notes and Consent to the Proposed Amendments (as defined herein) should either (a) in the case of a Holder who holds physical certificates evidencing such Notes, complete and sign the applicable Letter of Transmittal and Consent (or facsimile thereof) in accordance with the instructions therein (including any applicable signature guarantee requirements) and send or deliver the manually signed Letter of Transmittal and Consent (or facsimile thereof), together with certificates evidencing such Notes and any other required documents, to The Bank of New York, as Depositary (the "Depositary"), (b) in the case of a Holder who holds Notes in book-entry form, request such Holder's broker, dealer, commercial bank, trust company or other nominee to effect such transactions for such Holder, or (c) tender Notes and deliver Consents through The Depository Trust Company pursuant to its Automated Tender Offer Program. A beneficial owner who has Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact that broker, dealer, commercial bank, trust company or other nominee if the beneficial owner desires to tender the Notes so registered and Consent to the Proposed Amendments. See "The Tender Offers and Consent Solicitations-Procedures for Tendering Notes and Delivering Consents".
                           _____________________

        HOLDERS OF LYONs SHOULD USE THE BLUE LETTER OF TRANSMITTAL AND CONSENT IN ORDER TO BOTH TENDER THEIR LYONS AND CONSENT TO THE PROPOSED AMENDMENTS TO THE LYONs INDENTURE (AS DEFINED HEREIN).

          HOLDERS OF TPI DEBENTURES SHOULD USE THE YELLOW LETTER OF TRANSMITTAL AND CONSENT IN ORDER TO BOTH TENDER THEIR TPI DEBENTURES
       AND CONSENT TO THE PROPOSED AMENDMENTS TO THE TPI INDENTURE (AS
                              DEFINED HEREIN).
                           _____________________

                        FORWARD LOOKING STATEMENTS

         Certain statements contained in, or incorporated by reference into, this Statement may be considered forward looking statements. These forward looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. Actual results could differ materially from these forward-looking statements as a result of certain factors, included but not limited to those described in the Annual Report on Form-10-K of the Company for the year ended October 31, 1999, which is incorporated herein by reference.
                          _____________________

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE OFFER AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS STATEMENT AND ANY RELATED DOCUMENTS DO NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL NOTES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. IN THOSE JURISDICTIONS WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF THE COMPANY BY THE DEALER MANAGER OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION.


                            SUMMARY TERM SHEET

     The following summarizes in a question and answer format the material terms of the tender offers and the consent solicitations. You should carefully read this entire document, as well as all appendices and related documents, however, for more detailed information and instructions.

* WHAT NOTES ARE THE SUBJECT OF THE TENDER OFFERS AND CONSENT SOLICITATIONS? (COVER PAGE, PAGE _____)

         The notes that are the subject of the tender offers and consent solicitations are the Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) issued by Shoney's, Inc. and the 8-1/4% Convertible Subordinated Debentures Due 2002, originally issued by TPI Enterprises, Inc. and assumed by Shoney's, Inc. in 1996. As of July 14, 2000, there was outstanding $177,358,000 in aggregate principal amount at maturity of the LYONs and $51,563,000 in aggregate principal amount of the TPI debentures.

* WHO IS OFFERING TO BUY THE NOTES AND SOLICITING THE CONSENTS? (COVER PAGE, PAGE ____)

         Shoney's, the company that issued or, in the case of the TPI debentures, assumed the notes, is offering to purchase for cash all of the outstanding notes. In connection with those tender offers, Shoney's also is requesting consents to amend the indentures under which the notes were issued.

* WHY IS SHONEY'S OFFERING TO PURCHASE THE NOTES AND SOLICITING THE CONSENTS? (PAGES ___, ____)

         We intend to restructure our operations and refinance substantially all of our existing senior indebtedness. A major element of this restructuring plan is the separation of our "Shoney's" and "Captain D's" restaurant operations, which are to be separately financed with their own new senior indebtedness. The purpose of the tender offers and consent solicitations is to acquire all of the outstanding notes in connection with that refinancing and to obtain greater financial and operational flexibility. We intend to effect the restructuring and debt refinancing regardless of the outcome of the tender offers and consent solicitations.

*        HOW MUCH IS SHONEY'S OFFERING TO PAY FOR THE NOTES? (COVER PAGE, PAGE
         _____)

         We are offering to pay $250.00 per $1,000 of the principal amount of maturity of any LYON purchased and $691.59 per $1,000 principal amount of any TPI debenture purchased. These purchase prices include the payment to holders for their consent to the adoption of the proposed amendments to the indentures under which the notes were issued. We also will pay to the holders of the TPI debentures any and all accrued and unpaid interest on the TPI debentures to but excluding the settlement date of the tender offers.

*        WHAT IS THE MARKET VALUE OF THE NOTES? (PAGE ____)

         During the quarter ended May 14, 2000, the LYONs traded at values between $______ and $______ per $1,000 principal amount at maturity. The last reported trade of the LYONs on July ____, 2000 was at $_______ per $1,000 principal amount at maturity. There is no established reporting or trading system for the TPI debentures and we are unable to determine the trading history of the TPI debentures. We believe that the trading in both the LYONs and the TPI debentures has been limited and sporadic.

*        WHEN AND HOW WILL PAYMENT BE MADE? (COVER PAGE, PAGE ____)

         Notes purchased will be paid for in same-day funds on the second business day after the date on which the tender offers end, or as soon as practicable after the tender offers end. Assuming the tender offers are not extended, the payment date is expected to be ____________, 2000.

*        DOES SHONEY'S HAVE THE FINANCIAL RESOURCES TO MAKE PAYMENT? (PAGE
         ____)

         We have been engaged in discussions with Banc of America Securities LLC with respect to senior secured financing of approximately $255 million. We have accepted a commitment for financing of $99 million and aniticipate receiving commitments for the remaining financing and closing on that financing on or prior to teh expiration of the tender offers. Although we believe this financing will be available to us, we cannot assure you of that or what the terms of the financing might be.

* HOW LONG DO I HAVE TO DECIDE WHETHER TO TENDER IN THE OFFERS? (COVER PAGE, PAGE ____)

         You must tender your notes no later than 11:59 p.m., New York City time, on ________, 2000, or on a later date if we extend the tender offers.

* IF I TENDER MY NOTES, WILL I BE PAID MY ACCRUED INTEREST? (COVER PAGE, PAGE _____)

         Yes, if you are a TPI debenture holder. TPI debenture holders will be paid any and all accrued and unpaid interest on the TPI debentures to but excluding the settlement date of the tender offers.

* CAN I TENDER MY NOTES WITHOUT CONSENTING TO THE PROPOSED AMENDMENTS TO THE INDENTURES? (PAGE ____)

         No. If you tender your notes in the offer, you will be considered to have delivered a corresponding consent.

* CAN I CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURES WITHOUT TENDERING MY NOTES? (PAGE ___)

         No. You may not deliver a consent without also tendering your notes in the offer.

*        WHAT ARE THE SIGNIFICANT CONDITIONS TO THE OFFERS? (PAGE ___)

         The tender offers are conditioned on, among other things:

         * at least 90% of the aggregate principal amount at maturity of LYONs and at least 90% of the aggregate principal amount of TPI debentures being validly tendered and thereby consented to the proposed amendments to the indentures and not withdrawn (as of _________, we had agreements from 73% of the holders of the TPI debentures and 67% of the holders of the LYONs to tender their notes); and

         * our receipt of suitable financing for the tender offers and the refinancing of substantially all of our other existing indebtedness.

*        CAN THE OFFERS BE EXTENDED, AND UNDER WHAT CIRCUMSTANCES? (PAGE __)

         Yes. We have the right to extend the offers at any time by giving written notice to The Bank of New York, the Depositary.

*        HOW WILL I BE NOTIFIED IF THE OFFERS ARE EXTENDED? (PAGE ____)

         If we extend the offers, we will publicly announce the extension no later than 9:00 a.m., New York City time, on the first business day after the previously scheduled offer expiration time.

*        HOW DO I TENDER MY NOTES AND DELIVER MY CONSENT? (PAGE ____)

         There are three ways for you to tender your notes and deliver your consent:

         * send or deliver to The Bank of New York the certificates for your notes, the completed and signed BLUE Letter of Transmittal and Consent for LYONs or YELLOW Letter of Transmittal and Consent for TPI debentures, both of which are included with this document, and any other required documents;

         * for notes held in "street" name, tender your notes and deliver consents by requesting your broker, dealer, commercial bank, trust company or other nominee to effect the transaction. This is the only method which may be used to tender notes and deliver consents with respect to notes held in "street" name; or

         * tender your notes and deliver consents through The Depository Trust Company pursuant to its Automated Tender Offer Program.

*        DO I HAVE TO PAY A COMMISSION IF I TENDER MY NOTES? (PAGE ____)

         No. No commissions are payable by holders to Banc of America Securities LLC, the dealer manager, D. F. King & Co., Inc., the information agent, or The Bank of New York, the depositary.

*        HOW DO I WITHDRAW TENDERED NOTES? (PAGE ____)

         You may withdraw any notes that you tender at any time before the applicable tender offer ends, as well as at any time after 40 business days after the date of this document unless we already had accepted the notes. To do so, you must provide The Bank of New York a proper written or facsimile notice of withdrawal. You may not rescind a withdrawal of tendered notes. However, you may retender your notes by following the proper tender procedures.

* HOW DO I REVOKE MY CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURES? (PAGE ____)

         You may revoke your consent at any time before the applicable tender offer ends by properly withdrawing your tendered notes. You may not revoke your consent after the applicable tender offer ends or without withdrawing your tendered notes. You may not rescind a revocation of a consent.

*        WHAT WILL HAPPEN TO NOTES NOT TENDERED IN THE OFFER? (PAGES ___, ___)

         Notes not tendered in the offer will remain outstanding. If the proposed amendments to the indentures are approved and implemented, substantially all restrictive covenants and certain other provisions of the indentures will be deleted or amended with respect to any notes that remain outstanding. In addition, the trading market for any notes not tendered may be significantly more limited.

*        WHAT ARE THE PROPOSED AMENDMENTS TO THE INDENTURES? (PAGES _____, A-1
         AND B-1)

         The proposed amendments would delete most of the restrictive covenants currently contained in the indentures, such as requirements to maintain properties and pay certain taxes and limitations on our ability to make certain restricted payments and undertake certain investments, consolidations, mergers and sales and leases of all or substantially all of our properties and assets.

*        CAN I STILL CONVERT MY NOTES INTO SHONEY'S STOCK? (PAGES ____, ____)

         Yes, until your right to withdraw has expired. LYONs are convertible into Shoney's stock at the rate of 29.349 shares per $1,000 in principal amount at maturity. The TPI debentures are convertible into Shoney's stock at the rate of 50.508 shares per $1,000 in principal amount. Shoney's stock currently is traded on the New York Stock Exchange under the symbol "SHN".
As of July 14, 2000, the last reported sales price of the stock was $______. Based on that price, each $1,000 of principal amount at maturity of LYONs would convert into Shoney's stock with a market value of $_______ and each $1,000 of principal amount of TPI debentures would convert into Shoney's stock with a market value of $_______.

* WHAT ARE THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES IF I TENDER MY NOTES? (PAGE ____)

         Sales of notes pursuant to the offers generally will be taxable for United States federal income tax purposes. A holder selling notes in the offer generally will recognize capital gain or loss equal to the difference between the amount of cash received, other than amounts received attributable to accrued interest, which will be taxed as accrued interest, and the holder's adjusted tax basis in the notes sold at the time of sale. The adjusted tax basis generally will equal the cost of the notes to the holder, plus the amount of any original issue discount and market discount previously taken into income by the holder, less the amount of any amortizable bond premium previously amortized by the holder with respect to the notes.

         If, however, the holder purchased notes at a market discount, the tax treatment will be different than that just described. Subject to a statutory de minimis exception, notes have market discount if they were purchased at an amount less than the adjusted issue price or less than the stated redemption price at maturity. In general, unless the holder has elected to include market discount in income currently as it accrues, any gain realized by a holder on the sale of notes having market discount in excess of a de minimis amount will be treated as ordinary income to the extent of the gain recognized or the portion of the market discount that has accrued while the notes were held by the holder, whichever is less.

         The proposed amendments should not constitute a "significant modification" of the notes under applicable Treasury regulations. This means that a holder who does not tender notes in the offer will not recognize any gain or loss for U.S. federal income tax purposes upon the adoption of the proposed amendments to the Indentures. In addition, the holder will have the same adjusted tax basis and holding period in the notes after the adoption of the proposed amendments that the holder had in the notes immediately before the adoption. If alternatively the proposed amendments are treated as a "significant modification" of the notes, the adoption of the proposed amendments would result in a "deemed exchange". This means that the notes would be considered to have been exchanged for different notes. In such case, it is possible that a non-tendering U.S. holder would recognize gain or
loss on the deemed exchange.   See "Certain U.S. Federal Income Tax
Consequences".

*        WHO CAN I TALK TO IF I HAVE QUESTIONS ABOUT THE OFFER? (PAGE ___)

         You may contact D. F. King & Co., Inc., the information agent, at
(888) 242-8157 if you have any questions or requests for assistance or for additional copies of this document, the Letters of Transmittal and Consent or related documents. You also may contact Banc of America Securities LLC, the dealer manager, at (704) 388-4813 (collect) or (888) 292-0070 (toll free) or your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the terms of the offer and the solicitation of consents to the proposed amendments to the indentures. The addresses of these representatives can be found on the back cover of this document.

*        IS SHONEY'S MAKING ANY RECOMMENDATION ABOUT THE OFFER? (PAGE ____)

         No. We express no opinion and remain neutral with respect to whether holders should tender notes in response to the tender offers and consent solicitations. Holders should determine whether or not to accept the tender offers and consent solicitations based upon their own assessment of current market value, liquidity needs and investment objectives.

                           TABLE OF CONTENTS

SUMMARY TERM SHEET........................................................

AVAILABLE INFORMATION.....................................................

INCORPORATION OF INFORMATION BY REFERENCE.................................

SPECIAL FACTORS...........................................................
  Adverse Effect of Proposed Amendments on Holders who do not Tender......
  Agreements with Noteholders.............................................
  Proposed Restructuring and Refinancing..................................
  Reduced Liquidity of the Notes..........................................
  Operating History; Repayment of Notes Uncertain.........................
  Certain Bankruptcy Considerations.......................................
  Fairness................................................................

THE COMPANY...............................................................
  General.................................................................
  Planned Reorganization..................................................
  Source and Amount of Funds..............................................

FINANCIAL INFORMATION.....................................................
  Unaudited Pro Forma Consolidated Condensed Financial Statements.........
  Financial Ratios........................................................

THE TENDER OFFERS AND CONSENT SOLICITATIONS...............................
  Purpose.................................................................
  Terms...................................................................
  Conditions..............................................................
  Acceptance for Payment and Payment for the Notes........................
  Withdrawal and Revocation Rights........................................
  Extension, Amendment and Termination of Tender Offers...................
  Procedures for Tendering Notes and Delivering Consents..................
  Need for Guarantee of Signature.........................................
  Book-Entry Delivery of the Notes........................................
  Guaranteed Delivery.....................................................
  Absence of Appraisal Rights.............................................

DESCRIPTION OF THE NOTES..................................................
  Liquid Yield Option Notes Due 2004......................................
  8-1/4% Convertible Subordinated Debentures Due 2002.....................
  Market and Trading Information..........................................

PROPOSED AMENDMENTS TO THE INDENTURES.....................................

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES..............................

DEALER MANAGER, DEPOSITARY AND INFORMATION AGENT..........................

MISCELLANEOUS.............................................................

ANNEX A...................................................................A-1

ANNEX B...................................................................B-1




                          AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy statements and other documents and information with the Securities and Exchange Commission (the "Commission"). The Company also has filed with the Commission an Issuer Tender Offer Statement on Schedule TO (the "Tender Offer Statement") under the Exchange Act, which includes certain of the information contained in this Statement and certain other information relating to the Tender Offers. Such reports, proxy statements and other documents and information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a Web Site located at http://www.sec.gov that contains reports, proxy and the aforementioned statements and other information regarding registrants that have filed electronically with the Commission, including the Company. The Company's Shares and LYONs are listed on the New York Stock Exchange and such reports, proxy statements and other documents and information concerning the Company are also available for inspection at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Copies of the Indentures (as defined) pursuant to which the LYONs and the TPI Debentures were issued also are available from the Company upon request. Requests for such copies should be directed to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth herein.









                                      1

                 INCORPORATION OF INFORMATION BY REFERENCE

     The following documents of the Company have been filed with the Commission and are incorporated herein by reference:

     (i) the Company's Tender Offer Statement on Schedule TO filed with the Commission on ___________, 2000;

     (ii) the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1999 filed with the Commission on January 31, 2000;

     (iii) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended February 20, 2000 filed with the Commission on March 22, 2000; and

     (iv) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended May 24, 2000 filed with the Commission on June 28, 2000.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the Expiration Date shall be deemed to be incorporated by reference into this Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Statement. The Company will provide without charge to each person, including any beneficial owner to whom this Statement has been delivered, upon written or oral request of such person, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to Richard D. Schafstall, Senior Vice President, General Counsel and Secretary, Shoney's, Inc., 1727 Elm Hill Pike, Nashville, Tennessee 37210; (615) 231-2253.










                                      2


                               SPECIAL FACTORS

     In deciding whether to participate in the Tender Offers and Solicitation, each Holder should consider carefully, in addition to the other information contained or incorporated by reference herein, the information appearing in the Company's Annual Report on Form 10-K for the year ended October 31, 1999 and in the Quarterly Reports on Form 10-Q for the quarters ended February 20, 2000 and May 14, 2000, under the caption "Risk Factors" in "Management's Discussion and Analysis of Financial Condition and Results of Operations," which information is incorporated into this Statement by reference. Each Holder also should consider the following factors when making a decision about whether or not to tender Notes pursuant to the Tender Offers.

     ADVERSE EFFECT OF PROPOSED AMENDMENTS ON HOLDERS WHO DO NOT TENDER. Notes not repurchased pursuant to the Tender Offers will remain outstanding. If the Proposed Amendments become operative, certain of the principal restrictive covenants contained in the Indentures will be amended or eliminated. The Indentures, as so amended, will continue to govern the terms of the Notes that remain outstanding under each Indenture after consummation of the Tender Offers. The elimination (or, in certain cases, the amendment) of those restrictive covenants and other provisions would permit the Company, insofar as the Indentures are concerned, to, among other things, incur indebtedness, pay dividends or make other restricted payments, incur liens or make investments that otherwise would not have been permitted under the Indentures. It is possible that any such actions that the Company would be permitted to take as a result of the Proposed Amendments effected by the Supplemental Indentures will adversely affect the interests of non-tendering Holders. See "-Agreements with Noteholders" and "Proposed Amendments to the Indentures".

     AGREEMENTS WITH NOTEHOLDERS. The Company has entered into letter agreements (the "Letter Agreements"), each dated as of June 27, 2000, with Holders representing 67% of the outstanding LYONs and 73% of the outstanding TPI Debentures pursuant to which: (a) each of the Holders have agreed to irrevocably and unconditionally deposit his, her or its respective Notes and to give Consents to the Proposed Amendments to the Indentures pursuant to the Tender Offers; and (b) each of the Holders have granted to the Company an option (collectively, the "Options") to purchase his, her or its respective Notes at a price equal to $250.00 per $1,000 of principal amount at maturity of any LYON purchased and $691.59 per $1,000 of principal amount of any Debenture purchased. The Options become exercisable only if the Tender Offers expire or are terminated without the Company accepting and paying for any Notes tendered pursuant to the Tender Offers. The Options become exercisable two business days after the Tender Offers expire without being extended by the Company and remain exercisable through September 3, 2000. The aggregate principal amount at maturity of LYONs and the aggregate principal amount of Debentures that the Company has the right to acquire pursuant to the Options are, respectively, $118,547,000, or 67% of the aggregate principal amount at maturity of outstanding LYONs, and $37,434,000, or 73% of the aggregate principal amount of outstanding Debentures.





                                      3

     PROPOSED RESTRUCTURING AND REFINANCING. The Company intends to restructure its operations and refinance substantially all of its existing senior indebtedness (the "Reorganization"). A major element of the Reorganization is the separation of the Company's "Shoney's" and "Captain D's" restaurant operations. Each of these operations would then be separately financed with new indebtedness, all of which would be senior to the Notes and secured by all of such operation's assets. The Reorganization also may restrict the ability of such operations to make cash payments to the Company. See "-- Operating History; Repayment of Notes Uncertain" and "The Company-Planned Reorganization". The new indebtedness would be used for general corporate purposes, including working capital and capital expenditures.

     REDUCED LIQUIDITY OF THE NOTES. The LYONs currently are listed on the New York Stock Exchange and the TPI Debentures currently are traded over-the-counter. Trading in both has been limited. There can be no assurance that any trading market will exist for either the LYONs or the TPI Debentures following consummation of the Tender Offers. The extent of the public market for the Notes following a consummation of the Tender Offers would depend on the number of Holders that remain at such time, the interest in maintaining markets in the Notes on the part of securities firms and other factors. An issue of security with a smaller float may trade at lower prices than would a comparable issue of securities with a greater float. Accordingly, the market price for Notes that are not tendered in the Tender Offers may be adversely affected to the extent that the amount of Notes purchased pursuant to the Tender Offers reduces the float. The reduced float also may have the effect of causing the trading prices of the Notes that are not tendered or purchased to be more volatile.

     OPERATING HISTORY; REPAYMENT OF NOTES UNCERTAIN. The Company has experienced significant losses in recent years and, as of May 14, 2000, had an accumulated deficit of approximately $______ million. Accordingly, there can be no assurance that the Company will achieve profitability at a level sufficient to assure repayment of the Notes that remain outstanding following the Tender Offers. In addition, upon the effectiveness of the Proposed Amendments, certain covenants will be eliminated which may adversely affect the market price for the Notes. In addition, the Indentures pursuant to which the Notes are issued impose no restrictions on the ability of the Company or its subsidiaries to incur senior indebtedness which would be expressly or effectively senior to the Notes. The existence of current or future indebtedness of the Company or its subsidiaries may make repayment of the Notes upon maturity less probable. As described above, we intend to restructure our operations, including issuing new indebtedness at the subsidiary level and refinancing the Company's senior indebtedness. In addition, substantially all of the assets of the Company currently are pledged or mortgaged to secure indebtedness of the Company and its subsidiaries and may be pledged or mortgaged to secure future indebtedness of the Company and its subsidiaries. All such secured indebtedness is effectively senior to the Notes. Accordingly, there is no direct access to assets of the Company or its subsidiaries in the event of a non-payment of the Notes and there can be no assurance that the Company will have sufficient cash on hand or available from the liquidation of other assets, or that other sources of funding will be available, to pay interest



                                    4

on the TPI Debentures prior to maturity, or principal on either the TPI Debentures or the LYONs at maturity.

     CERTAIN BANKRUPTCY CONSIDERATIONS. Any payments made to Holders in consideration for their Notes also may be subject to challenge as a preference if such payments: (a) are made within ninety (90) days of a bankruptcy filing by the Company (or within one (1) year in the case of Holders who are determined to be insiders of the Company); (b) are made when the Company is insolvent; and (c) permit the Holders to receive more than they otherwise might receive in a liquidation under applicable bankruptcy laws. If such payments were deemed to be a preference, the full amount of such payments could be recovered by the Company as a debtor in possession or by the Company's trustee in bankruptcy, and the Holder would be entitled to assert claims in respect of the Notes against the Company in its reorganization or bankruptcy case. The Company does not believe that it is currently insolvent, will be insolvent after giving effect to the Tender Offers or will be insolvent within one (1) year, although for purposes of the preference laws described above, the Company would be presumed insolvent for the ninety (90) days preceding a bankruptcy or reorganization case.

     FAIRNESS. The Tender Offers have been unanimously approved by the Company's Board of Directors. A condition of the Tender Offers is that Holders of at least 90% of the outstanding TPI Debentures and at least 90% of the outstanding LYONs tender their Notes and consent to the Proposed Amendments. The Company has not retained and does not intend to retain any unaffiliated representative to act solely on behalf of the unaffiliated Holders for purposes of negotiating the terms of the Tender Offers and/or preparing a report concerning the fairness of the Tender Offers. The Company has retained counsel, at a cost not to exceed $25,000, to review the Indentures and provide advice to Holders regarding provisions thereof. The Company also has paid to such counsel $125,000 in connection with the negotiation of the Letter Agreements with certain Holders. These Letter Agreements are described in "-Agreements with Noteholders". The Company has not received any report, opinion or appraisal from an outside party that is materially related to the Tender Offers.

     The Company determined that this was an appropriate time to offer to purchase the Notes in view of the proposed restructuring of the Company's operations and the incurrence of significant new senior indebtedness. The Company is not making a recommendation whether Holders should tender Notes. Holders should determine whether to accept the Tender Offers based upon their own assessment of current market value, liquidity needs and investment objectives. The Tender Offer and Consent Consideration may be in excess of recent prevailing market prices. In making the Tender Offers, the factors considered by the Company were the additional indebtedness that is proposed to be incurred that would be senior to the Notes, the opportunity to retire indebtedness at a discount and increase the operational and financial flexibility of the Company, the operating history of the Company and the recent prevailing market prices of the Notes. See "-Proposed Restructuring and Refinancing" and "-Operating History; Repayment of Notes Uncertain."



                                    5


                               THE COMPANY

     GENERAL. As of May 14, 2000, Shoney's, Inc. operated and franchised a chain of 1,084 restaurants in ____ states, including 617 company-owned and 467 franchised restaurants. The diversified food service chain consists of two principal restaurant divisions: Shoney's Restaurants and Captain D's. Shoney's Restaurants are family dining restaurants offering full table service and a broad menu, and Captain D's are quick-service restaurants specializing in seafood. The Company also owns Commissary Operations, Inc. ("COI") which operates three distribution centers that support the Company's operations and those of its franchised restaurants. COI also includes a food processing facility for ground beef, steaks, and soup products. The Company's fiscal year ends on the last Sunday in October. Fiscal year 1999 included 53 weeks compared to 52 weeks for fiscal 1998 and 1997.

     PLANNED REORGANIZATION. Given the recent operating history of the Company's restaurants, the Company intends to restructure its operations and refinance substantially all of its senior indebtedness. A major element of this restructuring plan is the separation of the Company's "Shoney's" and "Captain D's" restaurant operations. Each of these operations then would be separately financed with new senior secured indebtedness. The Tender Offers and the retirement of the Notes pursuant to the Tender Offers are part of the Reorganization. However, the Company intends to undertake the Reorganization, as described below, whether or not the Tender Offers adn Consent Solicitations are consummated.

     The following sets forth the existing corporate and operating structure of the Company, including a description of owned and leased "Shoney's" and "Captain D's" restaurants:


                [---------------------------------------------]
                [               SHONEY'S, INC.                ]
         -------[   (32 owned Shoney's; 53 leased Shoney's)   ]------
         |      [(15 owned Captain D's; 86 leased Captain D's)]      |
         |      -----------------------------------------------      |
         |                              |                            |
         |                              |                            |
--------------------------   ------------------------   ----------------------
[  TPI RESTAURANTS, INC. ]   [                      ]   [                    ]
[                        ]   [ SHN INVESTMENTS, LLC ]   [     COMMISSARY     ]
[  (31 leased Shoney's)  ]   [                      ]   [  OPERATIONS, INC.  ]
[(31 leased Captain D's) ]   [                      ]   [                    ]
-------------------------    ------------------------   ----------------------
         |                              |
         |                              |
--------------------------  -------------------------
[   TPI PROPERTIES, INC. ]  [ SHN PROPERTIES, LLC   ]
[                        ]  [                       ]
[   (18 owned Shoney's)  ]  [ (130 owned Shoney's)  ]
[ (25 owned Captain D's) ]  [(205 owned Captain D's)]
--------------------------  ------------------------






                                     6


To accommodate the new financing, the Company, as a part of the Reorganization, intends to:

         * Undertake reorganizations at the subsidiary level that will result in six newly-formed limited liability company subsidiaries (to be named "Shoney's Properties Group 1, LLC", "Shoney's Properties Group 2, LLC", "Shoney's Properties Group 3, LLC", "Shoney's Properties Group 4, LLC", "Shoney's Properties Group 5, LLC" and "Shoney's Properties Group 6, LLC (collectively, the "Shoney's Properties Groups")) owning an aggregate of 148 Shoney's real estate properties and SHN Properties LLC (which will be renamed "Captain D's Properties, LLC") owning 229 Captain's D's real estate properties;

         * Create a new Captain D's operating company by converting SHN Investments, LLC into a corporation and renaming it "Captain D's, Inc.";

         * Transfer (by lease, license or otherwise) from Shoney's, Inc. to Captain D's, Inc. _____ owned and ____ leased Captain D's restaurants and all Captain D's equipment, trademarks, franchises and other general intangibles comprising the Company's "Captain D's" business;

         * Transfer (by lease, license or otherwise) from TPI Restaurants, Inc. to Captain D's, Inc. _____ owned and _____ leased Captain D's restaurants and all Captain D's equipment, trademarks, franchises and other general intangibles comprising the "Captain D's" business; and

         *       Merge TPI Restaurants, Inc. into Shoney's, Inc.

     After these steps and changing the names of certain of the subsidiary corporations, the resulting corporate structure of the Company with respect to the Company's owned and leased "Shoney's" and "Captain D's" restaurants would be as follows:


                [--------------------------------------------]
                [               SHONEY'S, INC.               ]
         -------[   (34 owned Shoney's; 84 leased Shoney's)  ]-------
         |      ----------------------------------------------       |
         |                              |                            |
         |                              |                            |
         |                              |                            |
--------------------------  --------------------------   ----------------------
[  SHONEY'S PROPERTIES   ]  [    CAPTAIN D'S, INC.   ]   [                    ]
[         GROUPS         ]  [                        ]   [     COMMISSARY     ]
[  (148 owned Shoney's)  ]  [ (15 owned Captain D's) ]   [  OPERATIONS, INC.  ]
[                        ]  [(117 leased Captain D's)]   [                    ]
-------------------------   --------------------------   ----------------------
                                        |
                                        |
                            -------------------------
                            [ CAPTAIN D'S PROPERTIES,]
                            [          LLC           ]
                            [(230 owned Captain D's) ]
                            [                        ]
                            -------------------------



                                        7

     The Reorganization results in the Company's "Shoney's" operations being within Shoney's, Inc., and the Shoney's Properties Groups and the Company's "Captain D's" operations being within Captain D's, Inc. and Captain D's Properties, LLC ("D's Properties").

     The Company intends to refinance its existing indebtedness and pay the Tender Offer and Consent Consideration with new senior secured financing of approximately $255 million. The Company expects that this financing would restrict the ability of its subsidiaries to make payments to Shoney's, Inc. other than for goods and services that are provided on an arms-length basis. Accordingly, the creditors of Shoney's (which would include any Notes that remain outstanding after the Tender Offers) would not have direct access to the assets of its subsidiaries. In addition, any Notes that remain outstanding following the Tender Offers will be subordinate to all of this planned senior secured indebtedness.

     SOURCE AND AMOUNT OF FUNDS. The total amount of funds required by the Company to pay the Tender Offer and Consent Consideration (assuming all Notes are tendered) and refinance substantially all of its remaining indebtedness is estimated to be approximately $255 million (the "New Financing"). The Company has retained Banc of America Securities LLC to assist it with restructuring its balance sheet and related indebtedness. We currently are engaged in discussions with Banc of America Securities LLC with respect the proposed New Financing. We have accepted a commitment for financing of $99 million that will relate to the Shoney's Properties Groups. We anticipate receiving commitments for the balance of the New Financing and closing on the New Financing on or prior to the Expiration Date.

     No assurance, however, can be given that all of the New Financing will be available or received by the Company upon satisfactory terms.
Consummation of the Tender Offers is contingent upon, among other things, the Company receiving debt financing in an amount necessary to (a) pay the Tender Offer and Consent Consideration; (b) refinance substantially all of the remaining indebtedness of the Company; and (c) pay fees and expenses associated with the foregoing, all on terms acceptable to the Company.

     To the extent that the proceeds of the New Financing are not used to retire the LYONs and TPI Debentures, the Company intends to use any such remaining proceeds for general corporate purposes, including working capital and capital expenditures.






                                      8

                            FINANCIAL INFORMATION


        Unaudited Pro Forma Consolidated Condensed Financial Statements
              (in thousands except principal and accreted amounts)

     The following unaudited pro forma consolidated condensed balance sheet as of May 14, 2000 gives effect to new debt proceeds totaling $254.5 million and the application of the estimated proceeds, net of finance charges and expenses, to the purchase of all outstanding LYONs and TPI Debentures at respective prices of $250 per $1000 of principal amount at maturity and $691.59 per $1,000 principal amount, and the repayment of existing bank debt as described in Summary Term Sheet of this Statement, as if all such transactions had been completed as of May 14, 2000.

     The following unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1999 gives effect to the following transactions as if all such transactions had been completed as of October 26, 1998 and the following unaudited pro forma consolidated condensed statement of operations for the twenty-eight week period ended May 14, 2000, gives effect to the following transactions as if all such transactions had been completed as of November 1, 1999:

* the receipt of new debt proceeds totaling $254.5 million and the application of the estimated net proceeds thereof to the purchase of LYONs and TPI Debentures and repayment of existing bank debt as described in Summary Term Sheet of this Statement.

     The pro forma consolidated condensed financial information presented herein does not purport to represent what the Company's results of operations or financial position would have been had such transactions in fact occurred at the beginning of the periods presented or to project results of operations in any future period. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with our Consolidated Financial Statements and related Notes thereto incorporated by reference in this Statement.




                                     9

                              SHONEY'S, INC.
          UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET


                                                                    Pro Forma
(in thousands)                        Historical    Pro Forma       Historical
                                       5/14/00     Adjustments       5/14/00
                                     -----------   -----------      ----------
ASSETS
Current assets:
  Cash and cash equivalents          $   6,699     $ 245,000  (a)
                                                    (246,210) (b)   $   5,489
  Accounts and notes receivable, net    10,991                         10,991
  Inventories                           40,144                         40,144
  Prepaid expenses                       4,795                          4,795
  Net current assets of discontinued
   operations                              811                            811
  Net current assets held for sale      12,983                         12,983
                                      --------      ---------        --------
    Total current assets                76,423        (1,210)          75,213

Net Property Plant & Equipment         265,347                        265,347

Other assets:
  Goodwill, net                         18,596                         18,596
  Deferred charges and other
    intangible assets                    4,971         9,500  (a)
                                                      (4,447) (b)      10,024
  Net non-current assets of
   discontinued operations                 117                            117
  Other                                  4,072                          4,072
                                      --------      --------         --------
                                     $ 369,526     $   3,843        $ 373,369
                                      ========      ========         ========

LIABILITIES AND COMMON
  STOCKHOLDERS' EQUITY
  Current liabilities:
    Accounts payable                 $  27,632                      $  27,632
    Other accrued liabilities           60,325        (1,252) (b)
                                                       4,000  (b)      63,073
    Debt and capital leases due
     within one year                    26,836       (20,223) (b)       6,613
                                      --------      --------         --------
      Total current liabilities        114,793       (17,475)          97,318

  Long-term senior debt and capital
    lease obligations                  161,705       254,500  (a)
                                                    (141,735) (b)     274,470
  Zero coupon subordinated
    convertible debentures             128,103      (128,103) (b)           0
  Subordinated convertible debt         49,520       (49,520) (b)           0

  Other liabilities                     59,983                         59,983

  Shareholders' deficit:
    Common stock                        50,595                         50,595
    Additional paid-in capital         137,657                        137,657
    Accumulated deficit               (332,830)       86,176  (b)    (246,654)
                                      --------       -------         ---------
    Total shareholders' deficit       (144,578)       86,176          (58,402)
                                      --------      --------         --------
                                     $ 369,526     $   3,843        $ 373,369
                                      ========      ========         ========

See notes to unaudited pro forma consolidated condensed balance sheet.

                                   10
                              SHONEY'S, INC.

                       NOTES TO UNAUDITED PRO FORMA
                   CONSOLIDATED CONDENSED BALANCE SHEET
           (In thousands, except principal and accreted amounts)


(a) Reflects $245,000 of new debt proceeds, net of debt issuance costs of $9,500.

(b) Reflects the application of the new debt proceeds for the acquisition of $128,103 accreted value of subordinated zero coupon debentures, due 2004 for an aggregate price of $250 per $1,000 of principal amount at maturity or $44,340 and the acquisition of 51,563 units of $1,000 principal amount of TPI subordinated convertible debentures, due 2002 for an aggregate price of $691.59 per unit or $35,560, the payment of expenses of $3,000, the application of the new debt proceeds to repay outstanding balances under the existing bank debt facility of $161,958 plus accrued interest of $1,282 and the write off of unamortized debt issue costs of $4,447. Also reflects extraordinary gain in shareholders' deficit resulting from the transactions adjusted for income tax provision of $4,000 related to the extraordinary gain.

                              SHONEY'S, INC.

         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF
                               OPERATIONS
                    FOR THE YEAR ENDED OCTOBER 31, 1999
                   (In thousands, except per share data)


                                                                          Pro Forma
                                       Historical      Pro Forma          Historical
                                        10/31/99      Adjustments          10/31/99
                                       ---------------------------------------------
Total Revenues                         $  999,373                         $ 999,373

Costs and Expenses
     Cost of sales                        872,376                           872,376
     General and administrative expenses   77,389                            77,389
     Impairment of long-lived assets       18,424                            18,424
     Interest expense                      42,159       $ (10,812)  (a)      31,347
     Restructuring expenses                 4,486                             4,486
     Litigation settlement                 14,500                            14,500
                                        ---------       ----------        ---------

         Total costs and expenses       1,029,334         (10,812)        1,018,522

Loss before income taxes                  (29,961)         10,812           (19,149)

Benefit from income taxes                  (1,135)              0   (b)      (1,135)
                                       -----------      ----------        ----------

Net loss                               $  (28,826)      $  10,812         $ (18,014)
                                       ===========      ==========        ==========

Earnings per common share
   Basic:
      Net loss                         $    (0.58)      $    0.21         $   (0.37)
                                       ===========      ==========        ==========

   Diluted:
      Net loss                         $    (0.58)      $    0.21         $   (0.37)
                                       ===========      ==========        ==========


Weighted average shares outstanding
   Basic                               49,339,259                         49,339,259
   Diluted                             49,339,259                         49,339,259


See notes to unaudited pro forma consolidated statements of operations.

                               SHONEY'S, INC.

           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF
                                OPERATIONS
               FOR THE TWENTY-EIGHT WEEKS ENDED MAY 14, 2000
                    (In thousands, except per share data)


                                                                             Pro Forma
                                            Historical        Pro Forma      Historical
                                             5/14/00         Adjustments      5/14/00
                                            -------------------------------------------
Total Revenues                              $ 452,526                        $ 452,526

Costs and expenses
     Cost of sales                            397,949                          397,949
     General and administrative expenses       33,503                           33,503
     Interest expense                          20,433         $ (3,874) (a)     16,559
                                            ---------         ---------      ---------

         Total costs and expenses             451,885           (3,874)        448,011

Income before income taxes                        641            3,874  (b)      4,515

Provision for income taxes                        272                0  (b)        272
                                            ---------         ---------      ---------

Net income                                  $     369         $  3,874       $   4,243
                                            =========         =========      =========

Earnings per common share
   Basic:
      Net income                            $    0.01         $   0.08       $   0.08
                                            =========         =========      ========

   Diluted:
      Net income                            $    0.01         $   0.08       $   0.08
                                            =========         =========      ========

Weighted average shares outstanding
   Basic                                    50,253,042                       50,253,042
   Diluted                                  50,312,907                       50,312,907


See notes to unaudited pro forma consolidated statements of operations.

                               SHONEY'S, INC.

                       NOTES TO UNAUDITED PRO FORMA
              CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                           (Dollars in thousands)


(a) Reflects the inclusion of the interest expense and amortization of deferred financing costs related to the new debt, assuming a 10.6% interest rate, and the elimination of interest expense associated with the subordinated convertible debentures, due 2002 and the subordinated zero coupon debentures, due 2004 and the repayment of the existing bank debt facility with the net proceeds of the new debt.

(b) Reflects no income tax provision applied to the adjusted loss before income taxes due to a decrease in the valuation allowance for deferred tax assets during the year ended October 31, 1999 and reflects no income tax provision applied to the adjusted income before income taxes due to a decrease in the valuation allowance for deferred tax assets in the twenty-eight weeks ended May 14, 2000.



Note: The unaudited pro forma consolidated condensed statements of operations exclude the effects of the extraordinary gain of $86,176 resulting from the purchase of the notes (net of expenses) pursuant to the tender offers at a substantial discount to their related principal amount ($94,623), the write-off of unamortized debt issue costs ($4,447) and the related tax effects ($4,000).

Note: The historical consolidated condensed statement of operations for the year ended October 31, 1999 has not been restated to reflect the Company's decision on April 24, 2000 to close or sell its remaining casual dining restaurants due to the insignificance of the casual dining line of business to the Company's fiscal 1999 financial statements. The unaudited historical consolidated condensed statement of operations for the twenty-eight weeks ended May 14, 2000 reflects the results of operations of the Company's continuing operations.

Financial Ratios


                                       Year Ended                Twenty-Eight Weeks Ended
                                October 25,   October 31,           May 9,       May 14,
                                   1998          1999                1999         2000
                                ---------------------------------------------------------

Ratio of earnings
   to fixed charges (1)            --            --                   --             1.0

Pro forma
   ratio of earnings
   to fixed charges                --            --                   --             1.2

Book value per
   common share                                                                    $(2.86)

Pro forma book value
   per common share                                                                $(1.15)



(1) The ratio of earnings to fixed charges is calculated by dividing earnings by fixed charges. For this purpose, "earnings" means income
         (loss) before provision (benefit) for income taxes and extraordinary items plus fixed charges (other than capitalized interest). "Fixed charges" means total interest whether capitalized or expensed (including the portion of rent expense representative of interest costs) on outstanding debt plus (i) debt related fees and (ii) amortization of deferred financing costs. Earnings were inadequate to cover fixed charges in the fiscal years ended October 31, 1999 and October 25, 1998 by $29,961 and $79,492, respectively. Earnings were inadequate to cover fixed charges for the twenty-eight weeks ended May 9, 1999 by $11,580. Earnings were adequate to cover fixed charges for the twenty-eight weeks ended May 14, 2000 by $641. On a pro forma basis, earnings were inadequate to cover fixed charges for the fiscal year ended October 31,1999 by $19,149. On a pro forma basis, earnings were adequate to cover fixed charges for the twenty-eight weeks ended May 14, 2000 by $4,515.

                  THE TENDER OFFERS AND CONSENT SOLICITATIONS

     PURPOSE. The purpose of the Tender Offers is to enable the Company to eliminate or reduce the debt evidenced by the Notes. All of the Notes purchased by the Company upon the consummation of the Tender Offers will be retired by the Company. The purpose of the Solicitation is to increase the Company's financial and operating flexibility by eliminating or reducing the restrictions contained in the Indentures.

     The Tender Offers also may give Holders who are considering the sale of all or some of their Notes the opportunity to sell their Notes for a higher price than may have been available on the open market immediately prior to the announcement of the Tender Offers and without the usual transaction costs associated with market sales. No commissions are payable to either the Dealer Manager, the Information Agent or the Depositary by Holders who tender their Notes in the Tender Offers. There may be adverse consequences to the Holders of Notes who do not tender them in the Tender Offers. See "Special Factors-Adverse Effect of Proposed Amendments on Holders Who Do Not Tender".

     Under the terms of the Tender Offers, Notes acquired by the Company will be purchased by the Company at a substantial discount to their stated principal amount. Accordingly, if the Company acquires all $177,358,000 principal amount at maturity of the LYONs currently outstanding and all $51,563,000 principal amount of the TPI Debentures currently outstanding, the Company will recognize an extraordinary gain after giving effect to unamortized debt issuance costs and transaction costs, of approximately
$86.2 million. Such extraordinary gain represents the excess of the stated principal or accreted value amount of the Notes over their respective purchase prices, net of expenses. As of May 14, 2000, the Company had, for federal income tax purposes, an accumulated net operating loss carry-forward of approximately $_____ million. Transaction costs with respect to the Tender Offers are expected to be approximately $3.0 million. The total amount of funds required by the Company to pay the Tender Offer and Consent Consideration and accrued and unpaid interest on the TPI Debentures and to pay fees and expenses relating to the Tender Offers and Solicitation will be approximately $83.0 million. The Company expects to obtain such funds from the New Financing. See "The Company-Source And Amount Of Funds".

     TERMS. Upon the terms and subject to the conditions set forth in the Offers, the Company is offering to purchase any and all outstanding:

         TPI Debentures for a cash purchase price of $691.59 per $1,000 principal amount (the "Debenture Purchase Price"); and

         LYONs for a cash purchase price of $250.00 per $1,000 of principal amount at maturity (the "LYONs Purchase Price").

     The Company also will pay to Holders of the TPI Debentures any and all accrued and unpaid interest on the TPI Debentures to but excluding the settlement date. In addition, the Company is soliciting (the "Solicitation") Consents to approve the adoption of certain proposed amendments to the Indentures under which the Notes were issued (the "Proposed Amendments"). Holders who tender their TPI Debentures and LYONs in the Tender Offers will be deemed to have delivered a corresponding Consent, and such Holders may not deliver Consents without tendering their Notes in the Tender Offers. See "Proposed Amendments To The Indentures". The consideration to be paid by the Company for Consents is included in the LYONs Purchase Price and the Debenture Purchase Price.

     The time by which Holders must tender Notes and deliver Consents in order to be eligible to have their Notes purchased pursuant to the Tender Offers will be 11:59 p.m., New York City time, on _______________, 2000, unless extended (such time and date, as the same may be extended, the "Expiration Date"). Any such extension will be announced in a press release. See "-Extension, Amendment and Termination of Tender Offers".

     The Tender Offers are conditioned upon, among other things, receipt by the Depositary of valid and unrevoked tenders and Consents from Holders (the "Minimum Condition") of at least (a) $159,622,200 (90%) principal amount at maturity of the outstanding LYONs and (b) $46,406,700 (90%) principal amount of the outstanding TPI Debentures. See "-Conditions". As of July 14, 2000, $177,358,000 of aggregate principal amount at maturity of the LYONs and $51,563,000 of aggregate principal amount of TPI Debentures are outstanding for purposes of determining whether the Minimum Condition has been satisfied. As of ________, 2000, the Company had received written commitments from Holders of $37,434,000 (72.6%) in principal amount of TPI Debentures and $118,547,000 (66.8%) in principal amount at maturity of LYONs to tender their Notes (and thereby consent to the Proposed Amendments to the Indentures) in the Offer.

     Notes purchased pursuant to the Tender Offers will be paid for in same-day funds on the Payment Date, which will be the second business day after the Expiration Date, or as soon as practicable thereafter. See "-Acceptance for Payment and Payment for the Notes".

     Under United States federal tax laws, the Depositary may be required to withhold 31% of the amount of any payments made to certain Holders pursuant to the Tender Offers. See "Certain U.S. Federal Income Tax Consequences".

     CONDITIONS. The Tender Offers and Solicitation and the payment of the Tender Offer and Consent Consideration are conditioned upon each of the following:

     (1)  satisfaction of the Minimum Condition;

     (2) execution by the trustee under each of the Indentures (the "Trustee") of the Supplemental Indentures implementing the Proposed Amendments;

     (3) receipt by the Company of debt financing sufficient to (a) pay the Tender Offer and Consent Consideration; (b) refinance substantially all of the remaining indebtedness of the Company; and (c) pay fees and expenses associated with the foregoing, all on terms acceptable to the Company (or the Company being satisfied that such financing will be received substantially concurrently with the Expiration Date (the "Funding Condition"));

     (4) no statute, rule, regulation, judgment, order, stay, decree or injunction shall have been threatened, proposed, sought, promulgated, enacted, entered, enforced, or deemed to be applicable by any court or governmental regulatory or administrative agency, authority or tribunal, domestic or foreign, which, in the reasonable judgment of the Company, would or might directly or indirectly prohibit, prevent, restrict or delay consummation of the Tender Offers or Solicitation or that could have a material adverse effect upon the Company;

     (5) there shall not have occurred (a) any general suspension of, shortening of hours for or limitation on prices for trading in securities on the New York Stock Exchange or in the over-the-counter market (whether or not mandatory); (b) any significant adverse change in the price of the LYONs or the TPI Debentures or in the United States' securities or financial markets;
(c) a significant impairment in the trading market for debt securities; (d) a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States (whether or not mandatory); (e) a commencement of a war, armed hostilities or other national or international crisis; (f) any limitation (whether or not mandatory) by any governmental authority on, or other event having a reasonable likelihood of affecting, the extension of credit by banks or other lending institutions in the United States; (g) any significant change in United States currency exchange rate or a suspension of, or limitation on, the markets therefor (whether or not mandatory); or (h) in the case of any of the foregoing existing at the time of the commencement of the Tender Offers, a significant acceleration or worsening thereof;

     (6) the Trustee under the Indentures shall not have objected in any respect to, or taken any action that could, in the reasonable judgment of the Company, adversely affect the consummation of the Tender Offers or the Solicitation or the Company's ability to effect any of the Proposed Amendments, or shall have taken any action that challenges the validity or effectiveness of the procedures used by the Company in soliciting the Consents to the Proposed Amendments (including the form thereof) or in the making of the Tender Offers or the Solicitation or the acceptance of or payment for any of the LYONs, the TPI Debentures or any of the Consents; and

     (7) there shall not have occurred or be likely to occur any event or series of events that, in the reasonable judgment of the Company, would or might prohibit, prevent, restrict or delay consummation of the Tender Offers and Solicitation or that will, or is reasonably likely to, impair the contemplated benefits to the Company of the Tender Offers and Solicitation, or otherwise result in the consummation of the Tender Offers and Solicitation not being or not being reasonably likely to be in the best interest of the Company.

     The foregoing conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances (including any action or inaction by the Company) giving rise to such condition or may be waived by the Company in whole or in part at any time and from time to time in its sole discretion. If any condition to the Tender Offers and Solicitation is not satisfied or waived by the Company prior to the Expiration Date, the Company reserves the right (but shall not be obligated), subject to applicable law, (i) to terminate the Tender Offers and Solicitation and return the tendered Notes to the tendering Holders; (ii) to waive all unsatisfied conditions and accept for payment and purchase all Notes that are validly tendered (and not withdrawn) prior to the Expiration Date; (iii) to extend such Tender Offers and retain the Notes that have been tendered during the period for which the Tender Offers and, if applicable, Solicitation are extended; or (iv) to amend the Tender Offers and
Solicitation.   The failure by the Company at any time to exercise any of the foregoing rights will not be deemed a waiver of or otherwise affect any other rights and each such right will be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Company concerning the events described above will be final and binding upon all parties.

     ACCEPTANCE FOR PAYMENT AND PAYMENT FOR THE NOTES. Upon the terms and subject to the conditions of the Tender Offers, the Company will accept for payment all Notes that are validly tendered pursuant to the Tender Offers prior to the Expiration Date and not validly withdrawn. For purposes of the Tender Offers, the Company will be deemed to have accepted for payment tendered Notes if, as and when the Company gives oral or written notice to the Depositary of its acceptance for payment of such Notes. Payment for Notes accepted for payment pursuant to the Tender Offers will be made by deposit of funds with the Depositary, which will act as agent for the tendering Holders for the purpose of receiving payments from the Company and transmitting such payments to the tendering Holders. Notes purchased pursuant to the Tender Offers (and payments for the corresponding Consents) will be paid for in same-day funds on the second business day after the Expiration Date, or as soon as practicable thereafter.

     WITHDRAWAL AND REVOCATION RIGHTS. Tenders of Notes may be withdrawn at any time prior to the Expiration Date and, unless accepted by the Company, any time after 40 business days after the date hereof. A valid withdrawal of tendered Notes will constitute the concurrent valid revocation of such Holder's related Consent, once given. If the Tender Offers are terminated without any Notes being purchased thereunder, the Notes tendered pursuant to the Tender Offers will be promptly returned to the tendering Holder.

     For a withdrawal of Notes to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary at its address set forth on the back cover of this Statement. The withdrawal notice must specify the name of the person who tendered the Notes to be withdrawn; must contain a description of the Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Notes and the aggregate principal amount represented by such Notes; and must be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal and Consent (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. In addition, the notice of withdrawal must specify, in the case of Notes tendered by delivery of certificates for such Notes, the name of the registered Holder (if different from that of the tendering Holder) or, in the case of Notes tendered by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawn Notes. The signature on the notice of withdrawal must be guaranteed by an Eligible Institution (as defined herein) unless such Notes have been tendered for the account of an Eligible Institution (as defined herein). If certificates for the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal will be effective immediately upon receipt by the Depositary of written or facsimile transmission notice of withdrawal even if physical release is not yet effected.

     Withdrawal of tenders of Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offers. Properly withdrawn Notes may, however, be retendered by again following one of the procedures described in "-Procedures For Tendering Notes And Delivering Consents" below at any time prior to the Expiration Date.

     Consents may be withdrawn at any time prior to the Expiration Date. To withdraw a Consent, a Holder must withdraw the corresponding tendered Notes in the manner set forth above. Consents may not be withdrawn without a withdrawal of the corresponding tendered Notes. A withdrawal of a Consent may not be rescinded.

     Withdrawals of Notes and revocation of Consents can only be accomplished in accordance with the foregoing procedures.

     EXTENSION, AMENDMENT AND TERMINATION OF TENDER OFFERS. The Company expressly reserves the right, at any time or from time to time, regardless of whether or not the conditions set forth in "-Conditions" shall have been satisfied, subject to applicable law, (i) to extend the Expiration Date for the Tender Offers; (ii) to amend the Tender Offers and Solicitation in any respect; or (iii) to terminate the Tender Offers and Solicitation prior to the Expiration Date and return the Notes tendered pursuant thereto, in each case by giving written notice of such extension, amendment or termination to the Depositary. Any extension, amendment or termination will be followed as promptly as practicable by public announcement thereof, with the announcement in the case of an extension to be issued no later than 9 a.m., New York City time, on the first business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a release to the Dow Jones News Service.

     The Company, in its sole discretion, shall decide whether to exercise its right to extend the Expiration Date for the Tender Offers. Tendered Notes may be withdrawn at any time on or prior to the Expiration Date and, unless accepted for payment, at any time after 40 business days following the date hereof See "-Withdrawal and Revocation Rights".

     PROCEDURES FOR TENDERING NOTES AND DELIVERING CONSENTS. For a Holder to validly tender Notes pursuant to the Tender Offers, a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof), with any required signature guarantee, or (in the case of a book-entry transfer for which acceptance is being electronically transmitted through the Automatic Tender Offer Program ("ATOP")) an Agent's Message in lieu of the Letter of Transmittal and Consent, and any other required documents, must be received by the Depositary at its address set forth on the back cover of this Statement prior to the Expiration Date. The tender of Notes will be deemed to be the delivery of Consents with respect to such Notes. In addition, prior to the Expiration Date, either (a) certificates for tendered Notes must be received by the Depositary at such address or (b) such Notes must be transferred pursuant to the procedures for book-entry transfer described below (and a confirmation of such tender must be received by the Depositary, including an Agent's Message if the tendering Holder has not delivered a Letter of Transmittal and Consent). The term "Agent's Message" means a message, transmitted by DTC to and received by the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and Consent and that the Company may enforce such Letter of Transmittal and Consent against such participant.

     If the Notes are held of record in the name of a person other than the signer of the Letter of Transmittal and Consent, or if certificates for unpurchased Notes are to be issued to a person other than the registered Holder, the certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered Holder appears on the certificates, with the signature on the certificates or bond powers guaranteed as described below.

     The tender of Notes pursuant to the Tender Offers by one of the procedures set forth above will constitute (a) an agreement between the tendering Holder and the Company in accordance with the terms and subject to the conditions of the Tender Offers and (b) the Consent of the tendering Holder to the Proposed Amendments.

     The method of delivery of the applicable Letter of Transmittal and Consent, certificates for Notes and all other required documents is at the election and risk of the tendering Holder. If a Holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

     All questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for payment and withdrawal of tendered Notes or Consents will be determined by the Company, in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Notes or deliveries of Consents that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any of the conditions of the Tender Offers or Solicitation or any defect or irregularity in the tender of Notes or deliveries of Consents of any particular Holder, whether or not similar conditions, defects or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Tender Offers and Solicitation (including the instructions in the Letters of Transmittal and Consent) will be final and binding. None of the Company, the Depositary, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or any notices of withdrawal or will incur any liability for failure to give any such notification.

     NEED FOR GUARANTEE OF SIGNATURE. Signatures on a Letter of Transmittal and Consent must be guaranteed by a recognized participant (a "Medallion Signature Guarantor") in the Securities Transfer Agents Medallion Program, unless the Notes tendered thereby are tendered (a) by the registered Holder of such Notes and that Holder has not completed either of the boxes entitled "Special Issuance/Delivery Instructions" on the Letter of Transmittal and Consent or (b) for the account of a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office in the United States (each, an "Eligible Institution").

     BOOK-ENTRY DELIVERY OF THE NOTES. The Depositary has established an account with respect to the Notes at DTC for purposes of the Tender Offers. Any financial institution that is a participant in the DTC system may make book-entry delivery of Notes by causing DTC to transfer such Notes into the Depositary's account in accordance with DTC's procedure for such transfer. Although delivery of Notes may be effected through book-entry at DTC, the Letter of Transmittal and Consent (or facsimile thereof), with any required signature guarantees, or (in the case of a book-entry transfer) an Agent's Message in lieu of the Letter of Transmittal and Consent, and any other required documents, must be transmitted to and received by the Depositary prior to the Expiration Date (or, for Holders desiring to receive the Consent Payment, at or prior to the Consent Deadline) at its address set forth on the back cover of this Statement. Delivery of such documents to DTC does not constitute delivery to the Depositary.

     GUARANTEED DELIVERY. If a Holder desires to tender Notes pursuant to the Tender Offers after the Consent Deadline and such Holder's certificates are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, or such Holder cannot complete the procedures for book-entry transfer on a timely basis, such Notes may nevertheless be tendered provided that all of the following conditions are satisfied:

     (a)  The tender is made by or through an Eligible Institution;

     (b) On or prior to the Expiration Date, the Depositary receives from such Eligible Institution at the address for the Depositary set forth on the back cover of this Statement, a properly completed and duly executed Notice of Guaranteed Delivery and Consent (by mail, hand delivery or facsimile). Such Notice of Guaranteed Delivery and Consent shall (i) be substantially in the form made available by the Company; (ii) set forth the name and address of the Holder; (iii) describe the Notes and the principal amount of the Notes tendered, (iv) state that the tender is being made thereby and (v) guarantee that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Consent, a duly executed Letter of Transmittal and Consent (or a manually signed facsimile thereof) with any required signature guarantees or an Agent's Message in lieu of the Letter of Transmittal and Consent together with the certificates representing such Notes (or appropriate book-entry confirmation) and any other documents required by the Letter of Transmittal and Consent and the instructions thereto will be deposited by the Eligible Institution with the Depositary; and

     (c) The certificates for the tendered Notes in proper form for transfer (or confirmation of book-entry transfer into the Depositary's account at DTC), together with a properly completed and duly executed Letter of Transmittal and Consent (or a manually signed facsimile thereof) with any required signature guarantees, or confirmation of a book-entry transfer of such Notes into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith, and all other documents required by the Letter of Transmittal and Consent and the instructions thereto, are received by the Depositary within three New York Stock Exchange trading days after the execution of such Notice of Guaranteed Delivery and Consent.

     In all cases, payment for Notes tendered and accepted for payment pursuant to the Tender Offers will be made only after timely receipt by the Depositary of certificates for such Notes or confirmation of book-entry transfer into the Depositary's account at DTC, a properly completed and duly executed Letter of Transmittal and Consent (or manually signed facsimile thereof) with any required signature guarantees, or Agent's Message and any other documents required by the Letter of Transmittal and Consent.

     ABSENCE OF APPRAISAL RIGHTS. Holders of the Notes do not have any appraisal or dissenters' rights under the Tennessee Business Corporation Act or the Indentures in connection with the Tender Offers. The Company intends to conduct the Tender Offers in accordance with applicable law.

                          DESCRIPTION OF THE NOTES

     LIQUID YIELD OPTION NOTES DUE 2004. The following summary of certain terms of the LYONs does not purport to be complete and is qualified in its entirety by reference to the LYONs certificates.

Note $177,358,000 outstanding aggregate principal amount at maturity of Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated)

Issuer                   Shoney's, Inc.

Interest                 Zero coupon (accretion rate of 8.50% per annum).

Maturity                 April 11, 2004

Conversion               Convertible at the Holder's option into Shares at
                         anytime prior to the close of business on the final maturity date of the LYONs, unless previously redeemed or repurchased, at a conversion rate of
                         29.349 Shares per $1,000 principal amount at maturity of LYONs (equivalent to a conversion price of $34.07 in principal amount per Share).

Optional Redemption      The LYONs are redeemable on at least 32 days' nor
                         more than 60 days' notice at the option of the Company, in whole or in part, at anytime at the redemption prices set forth in the LYONs.

Repurchase at Option
of Holders Upon a
Change of Control        None.

Ranking The LYONs are subordinate to all existing and future Senior Indebtedness (as defined in the LYONs Indenture) of the Company. As of May 14, 2000, the Senior Indebtedness (as defined in the LYONs Indenture) of the Company was approximately $_____ million. The LYONs Indenture contains no limitations on the incurrence of additional Senior Indebtedness or other indebtedness by the Company or any of its subsidiaries.

     8-1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002. The following summary of certain terms of the TPI Debentures does not purport to be complete and is qualified in its entirety by reference to the TPI Debentures.

Notes $51,563,000 outstanding aggregate principal amount of 8-1/4% Convertible Subordinated Debentures Due 2002.

Issuer                   Shoney's, Inc. (assumed from TPI Enterprises, Inc.)

Guarantor                TPI Restaurants, Inc. (which is intended to be
                         merged into Shoney's, Inc, the issuer)

Interest Payable semi-annually on January 15 and July 15 of each year at a rate of 8-1/4% per annum.

Maturity                 July 15, 2002

Conversion               Convertible at the Holder's option into Shares at
                         anytime prior to the close of business on the final maturity date of the TPI Debentures, unless previously redeemed or repurchased, at an adjusted conversion rate of 50.508 Shares per $1,000 principal amount of TPI Debentures (equivalent to a conversion price of $19.80 principal amount per Share).

Optional Redemption      The TPI Debentures are redeemable on at least 30
                         days' nor more than 60 days' notice at the option of the Company, in whole or in part, at anytime at the redemption prices set forth in the TPI
                         Indenture.

Repurchase Upon a
Change of Control        In the event a Change of Control (as defined in the
                         TPI Indenture) occurs, each Holder of a TPI
                         Debenture may require that the Company repurchase all or a portion of such debenture for cash at a repurchase price of 100% of the principal amount of the TPI Debentures to be repurchased plus accrued and unpaid interest to the repurchase date, as provided in the TPI Indenture.

Ranking The TPI Debentures are subordinate to all existing and future Senior Indebtedness (as defined in the TPI Indenture) of the Company and the Guarantor.
                         As of May 14, 2000, the Senior Indebtedness (as defined in the TPI Indenture) of the Company and Guarantor was approximately $_____ million. The Indenture contains no limitations on the incurrence of additional Senior

                         Indebtedness or other indebtedness by the Company, Guarantor or any of their respective subsidiaries. The Company believes that the TPI Debentures are subordinate to the LYONs.

     MARKET AND TRADING INFORMATION. The LYONs currently are listed and traded on the New York Stock Exchange. The TPI Debentures currently are traded over-the-counter. There is not an established reporting system or trading market for trading in the TPI Debentures. Accordingly, Banc of America Securities LLC has advised the Company that there is no practical way to determine the trading history of the TPI Debentures. However, the Company believes that trading in the LYONs and TPI Debentures has been limited and sporadic. Although the Company expects any untendered Notes to continue to be traded after the consummation of the Tender Offers, to the extent that the Notes are traded, the prices of Notes may fluctuate depending on the trading volume and the balance between buy and sell orders. The Company believes that the trading market for the Notes that remain outstanding after the Tender Offers will be very limited. See "Special Factors-Reduced Liquidity of the Notes".

     The Shares into which the Notes are convertible currently are traded on
the New York Stock Exchange under the symbol "SHN".   On July __, 2000, the
last reported sales price of the Shares on the New York Stock Exchange was $________.

     The following table sets forth certain information relating to the trading history of the LYONs and the Shares during the last two fiscal years and for the first two quarters of fiscal 2000. You are urged to obtain a current quotation.


                         SHARES                        LYONs (1)
                   ----------------------------------------------------
                     High       Low                High         Low
                     ----       ---                ----         ---
2000
   First Quarter     $1.56      $1.00              22.500       12.000
   Second Quarter    $          $
1999
   First Quarter     $3.63      $1.31              34.500       22.000
   Second Quarter    $2.94      $1.81              25.000       21.000
   Third Quarter     $2.50      $2.00              28.000       22.125
   Fourth Quarter    $2.50      $1.44              23.875       19.000
1998
   First Quarter     $5.00      $3.00              44.500       40.000
   Second Quarter    $5.88      $3.63              48.000       39.500
   Third Quarter     $5.06      $2.75              48.250       42.000
   Fourth Quarter    $3.44      $1.50              44.125       23.500
___________________

(1) Source - Bloomberg: NYSE Quotes. Prices represent percentage of principal amount at maturity.


     The Company and its affiliates, including its executive officers and directors, will be prohibited under applicable federal securities law from repurchasing additional Notes outside of the Tender Offers until at least the 10th business day after the Expiration Date. Following such time, if any Notes remain outstanding, the Company may purchase additional Notes in the open market, in private transactions, through a subsequent tender offer, or otherwise, any of which may be consummated at purchase prices higher or lower than that offered in the Tender Offers described in this Statement. The decision to repurchase additional Notes, if any, will depend upon many factors, including the market price of the Notes, the results of the Tender Offers, the business and financial position of the Company, and general economic and market conditions. Any such repurchase may be on the same terms or on terms more or less favorable to Holders than the terms of the Tender Offers as described in this Statement. In addition, if the Tender Offers are not consummated, the Company may exercise the Options granted pursuant to the Letter Agreements described under the caption "Special Factors-Agreements with Noteholders."

                    PROPOSED AMENDMENTS TO THE INDENTURES

     GENERAL. The LYONs are issued pursuant to an indenture dated April 1, 1989 by and between the Company and The Bank of New York, successor to Sovran Bank/Central South, as trustee (the "LYONs Indenture"). The TPI Debentures are issued pursuant to an indenture dated as of July 15, 1992, as amended by a First Supplemental Indenture dated as of September 9, 1996 (as amended, the "TPI Indenture"), between and among the Company, TPI and The Bank of New York, as trustee. The LYONs Indenture and TPI Indenture are referred to collectively in this Statement as the "Indentures".

     The Proposed Amendments would be set forth in supplemental indentures to each of the Indentures (the "Supplemental Indentures"). The Supplemental Indentures would be executed promptly following satisfaction of the Minimum Condition; however, the Supplemental Indentures will provide that the Proposed Amendments will not become operative unless and until validly tendered Notes are purchased pursuant to the Tender Offers. The execution and delivery of the applicable Letter of Transmittal and Consent by a Holder tendering Notes will constitute the Consent of such Holder to the Proposed Amendments. Holders who tender their Notes will be deemed to deliver a corresponding Consent to the Proposed Amendments. Such Holders may not deliver a separate Consent.

     If Notes are not purchased pursuant to the Tender Offers (or if the Minimum Condition is not satisfied), the Proposed Amendments will not become operative.

     If the Tender Offers are consummated and the Proposed Amendments become effective, the Proposed Amendments will be binding on all non-tendering Holders. The modification or elimination of restrictive covenants and other provisions pursuant to the Proposed Amendments may be adverse to the interests of non-tendering Holders. See "Special Factors-Adverse Effect of Proposed Amendments on Holders Who Do Not Tender".

     PROPOSED AMENDMENTS. The full text of the proposed substantive amendments to the LYONs Indenture and the TPI Indenture are set forth, respectively, in Annex A and Annex B hereto. The Supplemental Indentures will contain other modifications to certain other sections of the Indentures to conform those sections to the proposed amendments set forth in Annex A and Annex B. Copies of the proposed Supplemental Indentures may be obtained from the Information Agent.


                 CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING SUMMARY IS A GENERAL DISCUSSION OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES APPLICABLE UNDER CURRENT LAW TO THE SALE OF NOTES PURSUANT TO THE TENDER OFFERS BY A "U.S. HOLDER" (WHICH, FOR PURPOSES OF THE OFFER, MEANS A HOLDER OF NOTES THAT IS (A) AN INDIVIDUAL CITIZEN OR RESIDENT OF THE UNITED STATES, (B) A CORPORATION ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (C) OTHERWISE SUBJECT TO UNITED STATES FEDERAL INCOME TAX ON A NET INCOME BASIS IN RESPECT OF THE NOTES). THE DISCUSSION DOES NOT DEAL WITH SPECIAL CLASSES OF HOLDERS, SUCH AS DEALERS IN SECURITIES OR CURRENCIES, TRADERS IN SECURITIES ELECTING TO MARK-TO-MARKET, BANKS, FINANCIAL INSTITUTIONS, INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, HOLDERS THAT ARE NOT U.S. HOLDERS, PERSONS HOLDING NOTES AS A POSITION IN A "STRADDLE" OR CONVERSION TRANSACTION, OR AS PART OF A "SYNTHETIC SECURITY" OR OTHER INTEGRATED FINANCIAL TRANSACTION OR PERSONS THAT HAVE A FUNCTIONAL CURRENCY OTHER THAN THE U.S. DOLLAR. IN ADDITION, THE DISCUSSION DOES NOT DESCRIBE ANY TAX CONSEQUENCES ARISING OUT OF THE LAWS OF ANY STATE OR LOCAL OR FOREIGN JURISDICTION. THIS DISCUSSION ASSUMES THAT THE NOTES ARE HELD AS "CAPITAL ASSETS" WITHIN THE MEANING OF SECTION 1221 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE COMPANY HAS NOT SOUGHT ANY RULING FROM THE INTERNAL REVENUE SERVICE (THE "IRS") WITH RESPECT TO THE STATEMENTS MADE AND THE CONCLUSIONS REACHED IN THIS DISCUSSION, AND THERE CAN BE NO ASSURANCE THAT THE IRS WILL AGREE WITH SUCH STATEMENTS AND CONCLUSIONS.

    Sales of Notes pursuant to the Tender Offers by U.S. Holders will be taxable transactions for United States federal income tax purposes. Subject to the discussion of the market discount rules set forth below, a U.S. Holder selling Notes pursuant to the Tender Offers will recognize capital gain or loss in an amount equal to the difference between the amount of cash received (other than amounts received attributable to accrued interest, which will be taxed as such) and the U.S. Holder's adjusted tax basis in the Notes sold at the time of sale. A U.S. Holder's adjusted tax basis in Notes generally will equal the cost of the Notes to such U.S. Holder, increased by the amount of any original issue discount and market discount previously taken into income by the U.S. Holder, and reduced by the amount of any amortizable bond premium previously amortized by the U.S. Holder with respect to the Notes. Capital gain of a non-corporate U.S. Holder is generally subject to a maximum tax rate of 20 percent in respect of property held for more than one year. The deductibility of capital losses is limited.

     An exception to the capital gain treatment described above may apply to a U.S. Holder who purchased Notes at a "market discount." Subject to a statutory de minimis exception, Notes have market discount if they were purchased at an amount less than the adjusted issue price, in the case of the LYONs, or less than the stated redemption price at maturity, in the case of the TPI Debentures. In general, unless the U.S. Holder has elected to include market discount in income currently as it accrues, any gain realized by a U.S. Holder on the sale of Notes having market discount in excess of a de minimis amount will be treated as ordinary income to the extent of the lesser of (i) the gain recognized or (ii) the portion of the market discount that has accrued (on a straight-line basis or, at the election of the U.S. Holder, on a constant yield basis) while such Notes were held by the U.S. Holder.

     In the case of a U.S. Holder who does not tender its Notes pursuant to the Tender Offers, the adoption of the Proposed Amendments should not result in a deemed exchange of the Notes because the Proposed Amendments should not constitute a "significant modification" to the terms of the Notes for U.S. federal income tax purposes as defined in applicable Treasury Regulations. In such case, a Holder who does not tender its Notes pursuant to the Tender Offers will not recognize any gain or loss for U.S. federal income tax purposes upon the adoption of the Proposed Amendments and will have the same adjusted tax basis and holding period in the Notes after the adoption of the Proposed Amendments that such Holder had in the Notes immediately before such adoption.

     Alternatively, if the adoption of the Proposed Amendments would result in a deemed exchange of Notes for new Notes ("New Notes"), it is unclear whether the deemed exchange would constitute a tax-free recapitalization involving an exchange of "securities." If such a deemed exchange did constitute a recapitalization: (i) a non-tendering U.S. Holder generally would not recognize gain or loss as a result of the deemed exchange, (ii) a non-tendering U.S. Holder's adjusted tax basis in the New Notes generally would equal such holder's adjusted tax basis in the Notes deemed to have been exchanged in connection with the deemed exchange and (iii) a non-tendering U.S. Holder's holding period in the New Notes generally would include such holder's holding period for the Notes deemed to have been exchanged in connection with the deemed exchange.

     If such a deemed exchange did not qualify as a tax-free recapitalization, a non-tendering U.S. Holder would recognize taxable gain (or loss) equal to the excess (or shortfall) of (i) the "issue price" of the New Notes (other than any portion thereof attributable to accrued but unpaid interest on the Notes) over (ii) such holder's adjusted tax basis in the Notes. The issue price of the New Notes would equal their fair market value on the date of the deemed exchange, provided that the New Notes are considered "publicly traded" as defined for these purposes. Any recognized gain would be treated as ordinary income to the extent of any accrued but unrecognized market discount. In addition, if such deemed exchange did not qualify as a tax-free recapitalization: (i) a non-tendering U.S. Holder's adjusted tax basis in the New Notes would equal the issue price of the New Notes and (ii) a non-tendering U.S. Holder would have a new holding period in the New Notes commencing on the day after the deemed exchange.

     Subject to a statutory de minimis exception, if the issue price of the New Notes is less than their stated principal amount, the New Notes would have original issue discount (OID) for U.S. federal income tax purposes, and each non-tendering U.S. Holder (whether a cash or accrual basis taxpayer) would be required to include such OID in ordinary income as it accrues under a constant yield method without regard to the receipt of cash payments attributable to such income.

     Sales of Notes pursuant to the Tender Offers by U.S. Holders generally will be subject to information reporting requirements. In addition, certain U.S. Holders who fail to complete the Substitute Form W-9 included in the Letters of Transmittal and Consent may be subject to backup withholding tax at a rate of 31% with respect to payments the U.S. Holder receives pursuant to the Tender Offers. Backup withholding tax is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding tax will be offset by the amount of tax withheld. If backup withholding tax results in an overpayment of federal income taxes, a refund may be obtained from the IRS provided the required information is furnished. Certain U.S. Holders (including, among others, corporations) are not subject to these backup withholding tax and reporting requirements.

       ALL HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO
      DETERMINE THE TAX CONSEQUENCES OF THE TENDER OFFERS IN THEIR
         PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF
               FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

             DEALER MANAGER, DEPOSITARY AND INFORMATION AGENT

     DEALER MANAGER.   Banc of America Securities LLC is acting as the Dealer
Manager for the Company in connection with the Tender Offers and Solicitation and has provided certain financial advisory services to the Company in connection with the Tender Offers and Solicitation. The Company will pay the Dealer Manager's reasonable and customary compensation for such services, plus reimbursement for reasonable out-of-pocket expenses. The Company has agreed to indemnify the Dealer Manager and financial advisor, including liabilities under federal securities laws. At any time, the Dealer Manager may trade the Notes for its own account or for the accounts of customers and, accordingly, may hold a long or short position in the Notes. All inquiries and correspondence addressed to the Dealer Manager relating to the Tender Offers and Solicitation should be directed to the address or telephone number set forth on the back cover of this Statement.

     The Dealer Manager and its affiliates have in the past provided banking and investment banking services to the Company for which it has received customary compensation. From time to time, the Dealer Manager and its affiliates may provide other services to the Company and its affiliates.

     DEPOSITARY. The Depositary for the Tender Offers and Solicitation is The Bank of New York. All deliveries, correspondence and questions sent or presented to the Depositary relating to the Tender Offers and the Solicitation should be directed to the address or telephone number set forth on the back cover of this Statement. The Company will pay the Depositary reasonable and customary compensation for its services in connection with the Tender Offers and Solicitation, plus reimbursement for reasonable out-of-pocket expenses. The Company will indemnify the Depositary against certain liabilities and expenses in connection therewith, including liabilities under the federal securities laws.

     INFORMATION AGENT. D.F. King & Co., Inc. is acting as the Information Agent for the Company in connection with the Tender Offers and Solicitation. The Company will pay the Information Agent reasonable and customary compensation for such services, plus reimbursement for reasonable out-of-pocket expenses. All inquiries and correspondence addressed to the Information Agent relating to the Tender Offers and Solicitation should be directed to the address or telephone number set forth on the back cover of this Statement.

     Brokers, dealers, commercial banks and trust companies will be reimbursed by the Company for customary mailing and handling expenses incurred by them in forwarding material to their customers. The Company will not pay any fees or commissions to any broker, dealer or other person (other than the Dealer Manager) in connection with the solicitation of tenders of Notes or Consents pursuant to the Tender Offers.

     None of the Dealer Manager, the Information Agent or the Depositary assume any responsibility for the accuracy or completeness of the information concerning the Company or their respective affiliates contained in this Statement or for any failure by the Company to disclose events that may have occurred and may affect the significance or accuracy of such information.

                              MISCELLANEOUS

     Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) and the Dealer Manager may contact Holders by mail, telephone, telex, telegram messages, mailgram messages, datagram messages and personal interviews regarding the Tender Offers and may request brokers, dealers and other nominees to forward this Statement and related materials to beneficial owners of Notes.

     The Company is not aware of any jurisdiction where the making of the Tender Offers are not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offers or the Solicitation would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Tender Offers or the Solicitation. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offers or Solicitation will not be made to (nor will tenders be accepted from or on behalf of) the Holders residing in such jurisdiction.

                                 ANNEX A

          TEXT OF LYONS INDENTURE PROVISIONS AND PROPOSED AMENDMENTS.

     THIS ANNEX SHOWS THE SUBSTANTIVE CHANGES WHICH WILL BE MADE TO THE LYONS INDENTURE UPON THE EFFECTIVENESS OF THE PROPOSED AMENDMENTS. THIS SCHEDULE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FORM OF FIRST SUPPLEMENTAL INDENTURE TO THE LYONS INDENTURE AND TO THE LYONS INDENTURE. CAPITALIZED TERMS USED BUT NOT DEFINED SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE FIRST SUPPLEMENTAL INDENTURE. HOLDERS MAY REQUEST COPIES OF THE LYONS INDENTURE AND/OR THE FORM OF FIRST SUPPLEMENTAL INDENTURE FROM THE INFORMATION AGENT.

TEXT OF COVENANTS OF THE LYONS INDENTURE TO BE DELETED

     Pursuant to the Proposed Amendments, the following sections of the LYONs Indenture (together with references thereto and definitions used exclusively therein) will be deleted in their entirety, unless otherwise specified. All references to the Corporation in the following sections of the LYONs Indenture are to the Company.

     ARTICLE 5

     SUCCESSOR CORPORATION

          SECTION 5.01. When Corporation May Merge or Transfer Assets. The Corporation shall not consolidate with or merge into, or convey, transfer or lease all or substantially all its assets to, another person unless (i) the resulting, surviving or transferee person (if not the Corporation) shall be a person organized and existing under the laws of the United States or any state thereof or the District of Columbia and such entity shall assume by supplemental indenture all the obligations of the Corporation under the Securities and this Indenture, (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing and (iii) the Corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture.

          The successor shall be substituted for the Corporation, and thereafter all obligations of the Corporation under the Securities and this Indenture shall terminate except for obligations the Corporation may have under a supplemental indenture pursuant to Section 11.14. In connection with a lease of assets under this Section 5.01, the predecessor person shall not be discharged of its obligations under the Securities and this Indenture.

PROPOSED AMENDMENTS TO THE LYONS INDENTURE

Amendments to Article 5, Successor Corporation

     (a) From and as of the Operational Time, Section 5.01 of the Indenture, When Corporation May Merge or Transfer Assets, shall be amended to read in its entirety as follows:

             "[Intentionally Omitted.]"





                                   A-1


                                  ANNEX B

          TEXT OF TPI INDENTURE PROVISIONS AND PROPOSED AMENDMENTS.

     THIS ANNEX SHOWS THE SUBSTANTIVE CHANGES WHICH WILL BE MADE TO THE TPI INDENTURE UPON THE EFFECTIVENESS OF THE PROPOSED AMENDMENTS. THIS SCHEDULE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FORM OF SECOND SUPPLEMENTAL INDENTURE TO THE TPI INDENTURE AND TO THE TPI INDENTURE. CAPITALIZED TERMS USED BUT NOT DEFINED SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE SECOND SUPPLEMENTAL INDENTURE. HOLDERS MAY REQUEST COPIES OF THE TPI INDENTURE AND/OR THE FORM OF SECOND SUPPLEMENTAL INDENTURE FROM THE INFORMATION AGENT.

TEXT OF COVENANTS OF THE TPI INDENTURE TO BE DELETED

     Pursuant to the Proposed Amendments, the following sections of the TPI Indenture (together with references thereto and definitions used exclusively therein) will be deleted in their entirety, unless otherwise specified. All references to the Company in the following sections of the TPI Indenture are to the Company, and all references to the Guarantor in the following sections of the TPI Indenture are to TPI Restaurants, Inc.

SECTION 601

     [Unnumbered first paragraph, and numbered first, second, third, and fourth paragraphs, to remain]

          (5) a default under any bond, debenture, note or other evidence of Indebtedness for money borrowed by the Company or any of its Significant Subsidiaries or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evi-denced any Indebtedness for money borrowed by the Company or any Significant Subsidiary, whether such Indebtedness now exists or shall hereafter be created, which default shall have resulted in the maturity of $5,000,000 or more of such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled or such Indebtedness having been discharged within a period of 10 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company and the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded, annulled or discharged and stating that such notice is a "Notice of Default" hereunder; provided, how-ever, that, subject to the provisions of Sections 701 and 702, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, the Guarantor, from any Holder, from the holder of any such Indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) a final judgment which, together with other out-standing final judgments. entered against the Company and/or any of its Significant Subsidiaries, exceeds an aggregate of $5,000,000 (not covered by valid and collect-ible insurance from solvent unaffiliated insurers) shall be entered against the Company and/or any of its Signifi-cant Subsidiaries and within 60 days after entry thereof such judgment shall not have been satisfied or discharged or execution thereof stayed pending appeal or, within 60 days after the expiration of any such stay, such judg-ment shall not have been satisfied or discharged; or

     [numbered seventh, eighth, and ninth paragraphs to remain]

SECTION 901.

     SECTION 901. Company May Consolidate, Etc., Only on Certain Terms.
                  ----------------------------------------------------

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its proper-ties and assets substantially as an entirety to the Company, unless:

     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the Dis-trict of Columbia and shall expressly assume, by an inden-ture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every other covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1311;

     (2) immediately after giving effect to such transac-tion and treating any Indebtedness which becomes an Obli-gation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have hap-pened and be continuing;

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supple-mental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

     (4) the Guarantor has (i) delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantee remains in full force and effect or (ii) in the case of consolidation or a merger by the Company with, or conveyance, transfer or lease of the Company's properties and assets substantially as an entirety to the Guarantor, directly assumed as obligor the obligations of the Company under this Indenture.

SECTION 902

     SECTION 902. Successor Substituted for Company.
                  ---------------------------------

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, trans-fer or lease of the properties and assets of the Company sub-stantially as an entirety in accordance with Section 901, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 903

     SECTION 903.  Guarantor May Consolidate, Etc., Only on Certain Terms.
                   ------------------------------------------------------

          The Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its proper-ties and assets substantially as an entirety to any Person, and the Guarantor shall not permit any Person to consolidate with or merge into the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Guar-antor, unless:

          (1) in case the Guarantor shall consolidate with or merger into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such con-solidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer or which leases, the properties and assets of the Guaran-tor substantially as an entirety shall be a corpora-tion, partnership or trust, organized and validly existing under the laws of the United States of Amer-ica, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered by the Guarantor and the Company to the Trustee, in form satisfactory to the Trustee, the Guarantees endorsed on the Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continu-ing; and

          (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such sup-plemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 904

     SECTION 904. Successor Substituted for Guarantor.
                  -----------------------------------

          Upon any consolidation of the Guarantor with, or merger of the Guarantor into, any other Person or any convey-ance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety in accordance with Sec-tion 903, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Guarantee.

SECTION 1105.

     SECTION 1105. Existence.
                   ---------

          Subject to Article Nine, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective existence, rights (charter and statutory), corporate licenses and corporate franchises; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if the Board of Directors shall deter-mine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and that the loss thereof is not disadvan-tageous in any material respect to the Holders.

SECTION 1106.

     SECTION 1106. Maintenance of Properties, etc.
                   ------------------------------

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsid-iary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replace-ments, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advanta-geously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company (i) desirable in the conduct of its business or the business of any Subsidiary and (ii) not disadvantageous in any material respect to the Holders.

          The Company and the Guarantor shall maintain with financially sound and reputable insurers such insurance as may be required by law and such other insurance to such extent and against such hazards and liabilities, and with such deductible or self-insured retention limitations, as is customarily main-tained by companies similarly situated.

SECTION 1107.

      SECTION 1107. Payment of Taxes and Other Claims.
                    ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all law-ful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or dis-charged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1108.

     SECTION 1108.  Limitations on Restricted Payments and Investments.
                    --------------------------------------------------

          The Company shall not make, or permit any of its Sub-sidiaries to make, directly or indirectly, any Restricted Pay-ment or Investment in any Person, provided that the foregoing provisions shall not be violated by reason of:

          (a) Investments by the Company or any Subsidiary in cash or Cash Equivalents;

          (b) Investments by the Company or any Subsidiary in the Restaurant Business (including, without limitation, the Enterprises Guaranty and the Guarantee);

          (c) The repurchase, redemption, retirement, defeasance or other acquisition or retirement for value of Res-taurants Notes or the Securities by the Company or any Subsidiary, or the making of Consent Payments;

          (d) The repurchase, redemption, defeasance or other acquisition or retirement for value of Common Stock of the Company, Subordinated Indebtedness of the Company or Sub-ordinated Indebtedness of the Guarantor in an aggregate amount not to exceed 100% of the gross proceeds received by the Company or the Guarantor from the issuance subse-quent to the date of this Indenture (other than to the Company or any Subsidiary) of Common Stock of the Company, Subordinated Indebtedness of the Company and Subordinated Indebtedness of the Guarantor;

          (e) (i) Investments by the Company or any Subsidiary in Maxcell and the utilization by Maxcell of such proceeds in connection with the FCC Permits, and (ii) Investments by the Company or any Subsidiary in TPI Entertainment, and the utilization by TPI Entertainment of such proceeds in connection with the business of EEP; provided, however, that the aggregate amount of Investments made by the Com-pany and its Subsidiaries pursuant to this clause (e) shall not at any time outstanding exceed $4,000,000 in the aggregate which amount shall be calculated to equal (x) the sum of (A) cash or Cash Equivalents in Maxcell or TPI Entertainment on the date of this Indenture and (B) Investments made pursuant to clause (i) or (ii) above, minus (y) cash or Cash Equivalents returned to the Company or such Subsidiary, in the form of a dividend, principal repayment or otherwise, by Maxcell or TPI Entertainment;

provided, further, that the expenditure of cash or Cash Equivalents by Maxcell or TPI Entertainment in connection with the FCC Permits or the business of EEP will not be deemed to be an Investment pursuant to this clause(e);

          (f) Investments by the Company or any of its Subsid-iaries received by the Company or any Subsidiary as con-sideration for any sale or exchange of EEP, TPI Entertain-ment, Maxcell, or any other assets of the Company or any of its Subsidiaries;

          (g) The renewal or replacement of (i) the pledge by TPI Enterprises of the Capital Stock of TPI Entertainment to secure Indebtedness of EEP or (ii) the guarantee by TPI Entertainment of Indebtedness of EEP;

          (h) Restricted Payments or Investments by the Com-pany or any Subsidiary pursuant to any employee benefit or savings plan (in existence or which may be adopted) or any employment or termination arrangement; or

          (i) Investments by the Company in U.S. Government Obligations pursuant to Article Five of this Indenture.

SECTION 1109.

     SECTION 1109.  Limitation on Payment Restrictions Affecting
                    Subsidiaries.
                    ------------

          The Company shall not, and shall not permit any Sub-sidiary to, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Existing Subsidiary to (a) pay to the Company dividends or make to the Company any other distributions on such Subsid-iary's Capital Stock or pay, directly or indirectly, to the Company any Indebtedness owed to the Company, (b) make any loans or advances to the Company or (c) transfer to the Company any of its property or assets; except for such encumbrances or restrictions existing under or by reason of
(i) applicable law, (ii) the Bank Credit Agreement or any other encumbrances or restrictions substantially similar to the Bank Credit Agreement contained in any replacement or refinancing of the Bank Credit Agreement, this Indenture, or the Restaurants Notes Indenture, (iii) customary provisions restricting subletting and assign-ment of any lease governing a leasehold interest of an Existing Subsidiary, (iv) agreements entered into in the ordinary course of the Company or any Existing Subsidiary's business restrict-ing assignment of such agreements, (v) customary restrictions on dispositions of real property interests, or (vi) any restrictions with respect to an Existing Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of any of the capital stock or assets of such Existing Subsidiary pending the closing of such sale or disposition; provided the provisions contained in this Section 1109 shall not be violated if such encumbrance or restriction expressly permits the transfer of funds by an Existing Subsidiary to the Company sufficient to satisfy when due all payment Obligations of the Company or the Guarantor in respect of the Securities including, without limitation, the payment of principal, premium, if any, interest or the Repur-chase Price or the Redemption Price.

 SECTION 1110.

     SECTION 1110. Sale of Assets.
                   --------------

          The Company shall cause the net proceeds received by any Subsidiary upon the sale, lease, conveyance or other dis-position by such Subsidiary of all or a portion of the EEP Partnership Interest or the FCC Permits to be transferred to the Company promptly following such Subsidiary's receipt thereof, except to the extent that the transfer of all or a portion of such net proceeds is prohibited by or would require a guarantee of the Company pursuant to (i) an agreement entered into by the Company or any Subsidiary prior to the date of this Indenture or (ii) the provisions of any contract or other agreement relating to such sale, lease, conveyance of other disposition requiring the Company or any such Subsidiary to establish an escrow to make other similar provision for a pur-chase price adjustment, indemnity or other similar payment.

SECTION 1111.

     SECTION 1111. Limitation on Transfer of Assets to Subsidiaries.
                   ------------------------------------------------

          Neither the Company nor the Guarantor shall trans-fer, whether by way of sale (including sale and leaseback transactions), lease or other disposition, any of their respec-tive assets to any Subsidiary (other than the Guarantor) unless after giving effect to such transfer the PP&E Amount exceeds $120,000,000.

PROPOSED AMENDMENTS TO THE TPI INDENTURE

Amendments to Article Six

     (a) From and as of the Operational Time, Section 6.01 of the Indenture shall be amended to read in its entirety as follows:

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (1) default in the payment of any interest upon any Security when it becomes due and payable, and the continuance of such default for a period of 30 days; or

              (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

              (3) default in the payment of the Repurchase Price (as defined in Section 1501 in respect of any Security on the Repurchase Date (as defined in Section 1501) therefor in accordance with the provisions of Article Fifteen; or

              (4) default in the performance, or breach, of any covenant or agreement of the Company or the Guarantor in this Indenture (other than a covenant or agreement a default in performance or breach of which is specifically addressed elsewhere in this Indenture) when such default or breach shall have continued for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company and the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (5)  "[Intentionally Omitted.]"

              (6)  "[Intentionally Omitted.]"

              (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary, as the case may be, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

              (8) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding, to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any organization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary, as the case may be, or of any substantial part of their property, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary, as the case may be, in furtherance of such action; or

              (9) the Guarantee shall for any reason (other than pursuant to its terms) cease to be in full force and effect.

     (b) From and as of the Operational Time, Section 901 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (c) From and as of the Operational Time, Section 902 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (d) From and as of the Operational Time, Section 903 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (e) From and as of the Operational Time, Section 904 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (f) From and as of the Operational Time, Section 1105 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (g) From and as of the Operational Time, Section 1106 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (h) From and as of the Operational Time, Section 1107 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (i) From and as of the Operational Time, Section 1108 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (j) From and as of the Operational Time, Section 1109 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (k) From and as of the Operational Time, Section 1110 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     (l) From and as of the Operational Time, Section 1111 of the Indenture shall be amended to read in its entirety as follows:

                 "[Intentionally Omitted.]"

     In order to tender, a Holder must send or deliver a properly completed and signed Letter of Transmittal and Consent, certificates for Notes and any other required documents to the Depositary at its address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

                The Depositary for the Tender Offers is:

                         THE BANK OF NEW YORK
                      Reorganization Department
                   101 Barclay Street, Floor 7 East
                      New York, New York 10286
                          Attn.: Kin Lau

               By Facsimile for Eligible Institutions
                           (212) 815-6339
                  To Confirm by Telephone: (212) 815-3750



     Any questions or requests for assistance or for additional copies of this Statement, the Letters of Transmittal and Consent or related documents may be directed to the Information Agent at its telephone number set forth below. A Holder may also contact the Dealer Manager at its telephone number set forth below or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offers.

              The Information Agent for the Tender Offers is:

                         D.F. KING & CO., INC.
                           77 Water Street
                      New York, New York 10005
             Banks and Brokers Call Collect: (212) 269-5550
                All Others Call Toll-Free: (888) 242-8157

               The Dealer Manager for the Tender Offers is:

                       BANC OF AMERICA SECURITIES LLC
                     100 North Tryon Street, 7th Floor
                      Charlotte, North Carolina  28255
                   Attention: High Yield Special Products
                          (704) 388-4813 (Collect)
                          (888) 292-0070 (Toll-Free)

                                                                  APPENDIX A

                 FORM OF LETTER OF TRANSMITTAL AND CONSENT
                                (LYONS)

                    LETTER OF TRANSMITTAL AND CONSENT

                     To Tender and Consent in Respect
                                    of
      Liquid Yield Option Notes due 2004 (Zero Coupon - Subordinated)
                            CUSIP No. 825039 AC 4
                                    of

                              SHONEY'S, INC.

     Pursuant to the Purchase Offer and Consent Solicitation Statement
                            dated July ____, 2000


                      The Depositary for the Offer is:

                            THE BANK OF NEW YORK

                     By Mail, Overnight Courier or Hand:

                             101 Barclay Street
                                Floor 7 East
                          New York, New York 10286
                    Attn: Reorganization Section, Kin Lau

           By Facsimile for Eligible Institutions: (212) 815-6339
                   To Confirm by Telephone: (212) 815-3750


----------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON ___________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS (AND NOT HAVE WITHDRAWN SUCH LYONS) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     CAPITALIZED TERMS USED HEREIN AND NOT DEFINED SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE PURCHASE OFFER AND CONSENT SOLICITATION STATEMENT DATED JULY ___, 2000 (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED OR AMENDED FROM TIME TO TIME, THE "STATEMENT") OF SHONEY'S, INC., A TENNESSEE CORPORATION (THE "COMPANY").

     By execution hereof, the undersigned acknowledges receipt of the Statement and this Letter of Transmittal and Consent and instructions thereto (the "Letter of Transmittal and Consent"), which together constitute (i) the offer to purchase (the "Offer") by the Company for all of its outstanding Liquid Yield Option Notes due 2004 (Zero Coupon - Subordinated) (the "LYONs"), upon the terms and subject to the conditions set forth in the Statement, and (ii) the Company's solicitation (the "Solicitation") of consents (the "Consents") from holders of the LYONs (each, a "Holder" and, collectively, the "Holders") to certain proposed amendments described in the


Statement (the "Proposed Amendments") to the Indenture dated as of April 1, 1989, between the Company and The Bank of New York, as successor to Sovran Bank/Central South, as trustee (the "Trustee"), pursuant to which the LYONs were issued (the "Indenture"). Holders who tender LYONs pursuant to the Offer are obligated to consent to the Proposed Amendments.

     The Offer is conditioned on, among other things, the receipt of the requisite number of Consents at or prior to 11:59 P.M., New York City time, on the Expiration Date and such Consents having not been revoked as more fully described in the Statement under the captions "The Tender Offers and Consent Solicitations -Terms and -Conditions." The Company reserves the right to waive any one or more of the conditions to the Offer. A Supplemental Indenture will be executed upon the satisfaction of the Consent Condition and, upon such execution, the Supplemental Indenture will become effective. The Supplemental Indenture will provide that the Proposed Amendments will not become operative unless and until validly tendered LYONs are purchased pursuant to the Offer. If the Offer is terminated or withdrawn, or if no LYONs are purchased pursuant to the Offer for any reason, then the Proposed Amendments contained in the Supplemental Indenture will not become operative. The Statement contains a more complete description of the Offer and related solicitation of Consents and the conditions thereof. THE INSTRUCTIONS CONTAINED HEREIN AND IN THE STATEMENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

     This Letter of Transmittal and Consent is to be completed by a Holder if
(i) certificates representing LYONs are to be physically delivered to the Depositary herewith by such Holder or (ii) tender of LYONs is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "The Tender Offers and Consent Solicitations-Book-Entry Delivery of the Notes" in the Statement and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of LYONs who are tendering by book-entry transfer to the Depositary's account at DTC can execute their tender through ATOP. DTC participants that are accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer in lieu of execution and delivery of a Letter of Transmittal and Consent by the participant identified in the Agent's Message. ACCORDINGLY, THIS LETTER OF TRANSMITTAL AND CONSENT NEED NOT BE COMPLETED BY A HOLDER TENDERING THROUGH ATOP.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE
DEPOSITARY.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal and Consent must be followed. Questions and requests for assistance or for additional copies of the Statement, this Letter of Transmittal and Consent and the Notice of Guaranteed Delivery and Consent may be directed to the Information Agent. See Instruction 12 below.

     CONSENTS TO THE PROPOSED AMENDMENTS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SHONEY'S, INC.






                                       2


-----------------------------------------------------------------------------
                 TENDER OF LYONs AND CONSENT TO AMENDMENTS
-----------------------------------------------------------------------------
[ ]     CHECK HERE IF CERTIFICATES REPRESENTING TENDERED LYONs ARE ENCLOSED
        HEREWITH.

[ ]     CHECK HERE IF TENDERED LYONs ARE BEING DELIVERED BY BOOK-ENTRY
        TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC
        AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_______________________________________________


Account Number:______________________________________________________________


Transaction Code Number:_____________________________________________________

[ ]     CHECK HERE IF TENDERED LYONS ARE BEING DELIVERED PURSUANT TO A NOTICE
        OF GUARANTEED DELIVERY AND CONSENT PREVIOUSLY DELIVERED TO THE
        DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):________________________________________________


Window Ticket No. (if any):__________________________________________________


Date of Execution of Notice of Guaranteed Delivery and Consent:______________


Name of Eligible Institution that Guaranteed Delivery:_______________________


If Delivered by Book-Entry Transfer:

       Name of Tendering Institution:________________________________________


       Account Number with DTC:______________________________________________


       Transaction Code Number:______________________________________________

-----------------------------------------------------------------------------

     HOLDERS WHO TENDER LYONS IN THE OFFER ARE OBLIGATED TO CONSENT TO THE PROPOSED AMENDMENTS. DELIVERY OF LYONS BY BOOK-ENTRY TRANSFER OR PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH LYONS TENDERED.






                                       3


     List below the LYONs to which this Letter of Transmittal and Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of LYONs will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.


------------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF LYONs
------------------------------------------------------------------------------------------------------------

    NAME(S) AND ADDRESS(ES) OF
 REGISTERED HOLDER(S) OR NAME OF
DTC PARTICIPANT AND PARTICIPANT'S                         AGGREGATE
   DTC ACCOUNT NUMBER IN WHICH                            PRINCIPAL          PRINCIPAL AMOUNT AT MATURITY
        LYONS ARE HELD                CERTIFICATE     AMOUNT AT MATURITY       TENDERED AND AS TO WHICH
    (PLEASE FILL IN BLANK)             NUMBER(S)*        REPRESENTED             CONSENTS ARE GIVEN**
____________________________________________________________________________________________________________

















----------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT AT MATURITY OF LYONS
----------------------------------------------------------------------------------------------------------------
*  Need not be completed by Holders tendering by book-entry transfer.
----------------------------------------------------------------------------------------------------------------
**Unless otherwise specified, it will be assumed that the entire aggregate principal amount at maturity represented by the LYONs described above is being tendered and a Consent with respect thereto will be given.
  A Holder tendering LYONs is required to Consent to the Proposed Amendments with respect to all LYONs tendered by such Holder.
----------------------------------------------------------------------------------------------------------------


     The name(s) and address(es) of the registered Holder(s) should be printed, if not already printed above, exactly as they appear on the certificates representing LYONs tendered hereby.










                                       4


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Shoney's, Inc. (the "Company"), upon the terms and subject to the conditions set forth in its Purchase Offer and Consent Solicitation Statement dated July ___, 2000 (the "Statement"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent, the principal amount at maturity of LYONs indicated in the table above entitled "Description of LYONs" under the column heading "Principal Amount at Maturity Tendered and as to Which Consents are Given" (or, if nothing is indicated therein, tenders and delivers Consents with respect to the entire aggregate principal amount at maturity represented by the LYONs described in such table) and consents to the Proposed Amendments with respect thereto. The undersigned acknowledges and agrees that the tender of LYONs made hereby may not be withdrawn, nor may the Consent(s) made hereby be revoked, except in accordance with the procedures set forth in the Statement. Terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount at maturity of LYONs tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the LYONs tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the Company's agent) with respect to such LYONs, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such LYONs and all evidences of transfer and authenticity to, or transfer ownership of such LYONs on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such LYONs for transfer of ownership on the Company's books, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such LYONs, and (iv) deliver to the Company and the Trustee this Letter of Transmittal and Consent as evidence of the undersigned's consent to the Proposed Amendments and as certification that the Consent Condition has been satisfied, all in accordance with the terms and conditions of the Offer as described in the Statement.

     The undersigned acknowledges and agrees that, by the execution and delivery hereof, the undersigned is consenting to the Proposed Amendments (with respect to the principal amount at maturity of LYONs tendered hereby) as permitted by the Indenture relating to the LYONs and hereby also consents to the execution of the Supplemental Indenture effecting such Proposed Amendments. The undersigned acknowledges and agrees that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Statement and that after the Trustee receives notice from the Company of satisfaction of the Consent Condition in accordance with the Indenture and the Supplemental Indenture is executed, such Consent may not be revoked (and agrees that it will not attempt to do so).

     If the undersigned is not the registered Holder of the LYONs listed in the box above labeled "Description of LYONS" under the column heading "Principal Amount at Maturity Tendered and as to Which Consents are Given" (or, if nothing is indicated in such column, with respect to the entire aggregate principal amount at maturity represented by the LYONs described in such table), or such registered Holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Consent in respect of such LYONs on behalf of the Holder thereof, and such proxy is being delivered with this Letter of Transmittal and Consent.

     The undersigned acknowledges and agrees that a tender of LYONs pursuant to any of the procedures described in the Statement and in the instructions hereto and an acceptance of such LYONs by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the


                                     5

conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered LYONs (or defectively tendered LYONs with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted if, as and when the Company gives oral or written notice thereof to the Depositary. For purposes of the Solicitation, Consents received by the Depositary will be deemed to have been accepted if, as and when the Company gives written notice to the Trustee of the receipt by the Depositary of at least a majority in aggregate principal amount at maturity of the LYONs and a Supplemental Indenture is executed.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the LYONs tendered hereby and to give the Consent contained herein, and that when such tendered LYONs are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the LYONs tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments or to complete the execution of the Supplemental Indenture.

     All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that, under certain circumstances and subject to the certain conditions of the Offer (each of which the Company may waive) set forth in the Statement, the Company may not be required to accept for purchase any of the LYONs tendered (including any LYONs tendered after the Expiration Date). Any LYONs not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated under "A. Special Issuance/Delivery Instructions" below.

     The undersigned understands that the delivery and surrender of the LYONs are not effective, and the risk of loss of the LYONs does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal and Consent, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of LYONs and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any LYONs representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of LYONs tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Payment Instructions," the undersigned hereby request(s) that any checks for payment to be made in respect of the LYONs tendered hereby in connection with the Offer be issued to the order of, and delivered to, the undersigned.

     In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any LYONs representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any LYONs from the name(s) of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount at maturity of such LYONs so tendered. In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that payment to be made in respect of the LYONs tendered hereby be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.



                                      6



-------------------------------------------------  ----------------------------------------------------
[       A. SPECIAL ISSUANCE/DELIVERY            ]  [           B. SPECIAL PAYMENT                     ]
[              INSTRUCTIONS                     ]  [               INSTRUCTIONS                       ]
[     (See Instructions 3, 4, 7 and 9)          ]  [          (See Instruction 9)                     ]
[_____________________________________________  ]  [ ________________________________________________ ]
[ To be completed ONLY if LYONs in a principal  ]  [ To be completed ONLY if payment is to be made    ]
[ amount at maturity not tendered or not        ]  [ in the name of someone other than the            ]
[ accepted for purchase are to be issued in     ]  [ person(s) whose signature(s) appear(s) within    ]
[ the name of someone other than the person(s)  ]  [ this Letter of Transmittal and Consent or        ]
[ whose signature(s) appear(s) within this      ]  [ sent to an address different from that shown     ]
[ Letter of Transmittal and Consent or sent to  ]  [ in the box entitled "Description of LYONs"       ]
[ an address different from that shown in the   ]  [ within this Letter of Transmittal and Consent.   ]
[ box entitled "Description of LYONs" within    ]  [                                                  ]
[ this Letter of Transmittal and Consent, or if ]  [ Name_______________________________________      ]
[ the LYONs tendered by book-entry transfer     ]  [                (Please Print)                    ]
[ that are not accepted for purchase are to be  ]  [                                                  ]
[ credited to an account maintained at DTC      ]  [ Address____________________________________      ]
[ other than the one designated above.          ]  [                                                  ]
[                                               ]  [                                                  ]
[                                               ]  [ ___________________________________________      ]
[ Name________________________________________  ]  [                               (Zip Code)         ]
[                (Please Print)                 ]  [                                                  ]
[                                               ]  [ ___________________________________________      ]
[ Address_____________________________________  ]  [        (Tax Identification or Social             ]
[                                               ]  [               Security Number)                   ]
[ ____________________________________________  ]  [                                                  ]
[                                 (Zip Code)    ]  [ ___________________________________________      ]
[                                               ]  [        (See Substitute Form W-9 herein           ]
[ ____________________________________________  ]  [                                                  ]
[(Tax Identification or Social Security Number) ]  [                                                  ]
[    (See Substitute Form W-9 herein)           ]  ---------------------------------------------------
[                                               ]
[ Credit unpurchased LYONs by book-entry        ]
[ transfer to the DTC account set forth below:  ]
[                                               ]
[ ____________________________________________  ]
[  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN   ]
[                                               ]
[                                               ]
[ SIGNATURE GUARANTEE (See Instruction 3 below) ]
[ Certain Signatures Must be Guaranteed by a    ]
[ Medallion Signature Guarantor.                ]
[                                               ]
[                                               ]
[ ____________________________________________  ]
[   (Name of Medallion Signature Guarantor)     ]
[                                               ]
[ ____________________________________________  ]
[                                               ]
[ ____________________________________________  ]
[                                               ]
[ ____________________________________________  ]
[ (Address, including Zip Code, and Telephone   ]
[    Number, including Area Code, of Firm)      ]
[                                               ]
[ ____________________________________________  ]
[           (Authorized Signature)              ]
[                                               ]
[ ____________________________________________  ]
[               (Printed Name)                  ]
------------------------------------------------



                                        7


                                              PLEASE SIGN HERE

(To be completed by all tendering Holders of LYONs regardless of whether LYONs are being physically delivered herewith, unless an Agent's Message is delivered in connection with a book-entry transfer of such LYONs)

     By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders, and consents to the Proposed Amendments (and to the execution of the Supplemental Indenture effecting the Proposed Amendments) with respect to, the principal amount at maturity of the LYONs listed in the box above labeled "Description of LYONs" under the column heading "Principal Amount at Maturity Tendered and as to Which
Consents are Given" (or, if nothing is indicated in such column, with respect to the entire aggregate principal amount at maturity represented by the LYONs described in such box).

     This Letter of Transmittal and Consent must be signed by the registered Holder(s) exactly as the name(s)
appear(s) on certificate(s) representing LYONs or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such LYONs.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 4.

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
                       Signature(s) of Registered Holder(s) or Authorized Signatory
                                     (See guarantee requirement below)

Dated________________________________________________________________________________________________________

Name(s)______________________________________________________________________________________________________
                                               (Please Print)


Capacity_____________________________________________________________________________________________________

Address______________________________________________________________________________________________________
                                                                                              (Zip Code)
Area Code and
Telephone Number_____________________________________________________________________________________________

Tax Identification or
Social Security No.__________________________________________________________________________________________


                                COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
                                     Medallion Signature Guarantee
                                 (If Required--See Instructions 3 and 4)


Authorized
Signature____________________________________________________________________________________________________

Print Name And Title_________________________________________________________________________________________

Name of Firm ________________________________________________________________________________________________
                                               [Place Seal Here]

Address (including zip code) and
Telephone Number (including area code)_______________________________________________________________________

Dated________________________________________________________________________________________________________





                                       8

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
                             AND THE SOLICITATION


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT AND LYONS OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDER. To tender LYONs in the Offer and to deliver Consents in the Solicitation, physical delivery of the LYONs or a confirmation of any book-entry transfer into the Depositary's account with DTC of LYONs tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal and Consent with any required signature guarantees (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at its address set forth herein at or prior to 11:59 P.M., New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal and Consent, LYONs and all other required documents to the Depositary is at the election and risk of the tendering Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary at or prior to such time. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Consent and LYONs should be sent only to the Depositary and not to the Company, the Trustee, the Dealer Manager or the Information Agent.

     The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the participant in DTC tendering the LYONs, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Consent and the Company may enforce such agreement against the participant.

     If, prior to the Expiration Date, Holders desire to tender LYONs pursuant to the Offer and (i) such LYONs are not lost, but are not immediately available, (ii) time will not permit this Letter of Transmittal and Consent, such LYONs or other required documents to reach the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date or
(iii) the procedures for book-entry transfer cannot be completed at or prior to 11:59 P.M., New York City time, on the Expiration Date, such Holders may effect a tender of such LYONs and delivery of Consents to the Proposed Amendments in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "The Tender Offers and the Consent Solicitations-Guaranteed Delivery."

     Pursuant to the guaranteed delivery procedures:

     (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office in the United States);

     (b) at or prior to 11:59 P.M., New York City time, on the Expiration Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery and Consent (by mail, hand delivery or facsimile), substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Holder(s), a description of the LYONs and the principal amount of LYONs being tendered and with respect to which a Consent is being delivered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery and Consent, a properly completed and duly executed Letter of Transmittal and Consent, or a facsimile thereof, with any required signature guarantees, or an Agent's Message, together with the LYONs (or confirmation of book-entry transfer of such LYONs into the Depositary's account with DTC as described above) and any other documents required by this Letter of




                                      9

Transmittal and Consent and the instructions hereto will be deposited by such Eligible Institution with the Depositary; and

     (c) this Letter of Transmittal and Consent, or facsimile hereof, properly completed and duly executed, with any required signature guarantees, or an Agent's Message, and all physically delivered LYONs in proper form (or confirmation of book-entry transfer of such LYONs into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Depositary within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery and Consent.

     Tenders of LYONs may be withdrawn at any time prior to the Expiration Date and unless accepted by the Company, any time after 40 business days after the date of the Statement, by written notice of withdrawal received by the Depositary, delivery by mail, facsimile or hand delivery, which notice must be received by the Depositary at its address set forth herein at or prior to 11:59 P.M., New York City time, on the Expiration Date. To be effective, notice of withdrawal of tendered LYONs must (i) be received by the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date at its address set forth herein, (ii) describe the LYONs to be withdrawn, (iii) specify the name of the person who deposited the LYONs to be withdrawn (the "Depositor"), the name in which the LYONs are registered (or, if tendered by book entry transfer, the name of the participant in DTC whose name appears on a security position listing as the owner of such LYONs) if different from that of the Depositor, (iv) state the principal amount of LYONs to be withdrawn, (v) contain the certificate numbers shown on the LYONs and (vi) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal and Consent (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the LYONs. If LYONs have been delivered or otherwise identified (through confirmation of book-entry transfer of such LYONs) to the Depositary, the name of the Holder and the LYONs withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the withdrawn LYONs (or, in the case of LYONs transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn LYONs).

     2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Statement, all properly completed and executed Letters of Transmittal and Consents consenting to the Proposed Amendments that are received by the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date will be counted as Consents with respect to the Proposed Amendments unless the Depositary receives, prior to execution of the Supplemental Indenture, a written notice of revocation of such Consents as described in the Statement. To revoke a Consent, a Holder must withdraw the corresponding tendered LYONs in the manner set forth above.

     3. SIGNATURE GUARANTEES. No signature guarantee is required if: (i) this Letter of Transmittal and Consent is signed by the registered holder(s) of the LYONs tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of LYONs) and the payments for the LYONs to be purchased and Consents given, or any LYONs for principal amounts at maturity not tendered or not accepted for purchase are to be issued, directly to such registered holder(s) (or, if signed by a participant in DTC, and LYONs for principal amounts at maturity not tendered or not accepted for purchase are to be credited to such participant's account at
DTC) and the "A. Special Issuance/Delivery Instructions" box of this Letter of Transmittal and Consent has not been completed; or (ii) such LYONs are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and Consents accompanying LYONs must be guaranteed by a Medallion Signature Guarantor (defined as a recognized participant in the Securities Transfer Agents Medallion Program).

     4. SIGNATURES ON LETTER OF TRANSMITTAL AND CONSENT, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the LYONs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in



                                      10


DTC whose name is shown on a security position listing as the owner of the LYONs tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such LYONs.

     If any of the LYONs tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal and Consent. If any of the LYONs tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consents as there are different registrations of certificates.

     If this Letter of Transmittal and Consent or any LYONs or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

     When this Letter of Transmittal and Consent is signed by the registered Holders of the LYONs tendered hereby, no endorsements of LYONs or separate instruments of transfer are required unless payment is to be made, or LYONs not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such LYONs or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     IF THIS LETTER OF TRANSMITTAL AND CONSENT IS SIGNED OTHER THAN BY THE REGISTERED HOLDERS OF THE LYONS TENDERED HEREBY, SUCH LYONS MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, AND A DULY COMPLETED PROXY ENTITLING THE SIGNER TO CONSENT WITH RESPECT TO SUCH LYONS ON BEHALF OF SUCH REGISTERED HOLDERS, IN ANY CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDERS APPEAR ON THE LYONS AND SIGNATURES ON SUCH LYONS OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     5. DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND LYONS CERTIFICATES. This Letter of Transmittal and Consent is to be used if (i) certificates evidencing LYONs are to be forwarded herewith or (ii) LYONs are to be delivered by book-entry transfer pursuant to the procedure set forth under the caption "The Tender Offers and Consent Solicitations-Book-Entry Delivery of the Notes." Certificates evidencing all physically tendered LYONs, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all LYONs delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof) with any required signature guarantees and any other documents requested by this Letter of Transmittal and Consent, must be received by the Depositary at its address set forth herein, prior to 11:59 P.M., New York City time, on the Expiration Date. If certificates evidencing LYONs are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal and Consent must accompany each such delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal and Consent (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their LYONs for purchase.

     6. INADEQUATE SPACE. If the space provided under "Description of LYONs" is inadequate, the information should be continued on a separate signed list and attached to this Letter of Transmittal and Consent.

     7. PARTIAL TENDERS AND UNPURCHASED LYONS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If only a portion (in an integral portion of $1,000 only) of the principal amount at maturity of any LYON is to be tendered, fill in the portion of the principal amount at maturity of such LYON to be tendered in the column entitled "Principal Amount at Maturity Tendered and as to Which Consents are Given." If the tendered portion of the LYON so tendered is purchased, the LYON will be split into two LYONs (in denominations of $1,000 or an integral multiple thereof), the aggregate principal amount at maturity of which will equal the principal amount at maturity of such original LYON. The Depositary will then return to the tendering Holder a new LYON, in the principal amount at maturity of the portion of such original LYON not tendered and


                                     11

purchased, unless otherwise specified in the "A. Special Issuance/Delivery Instructions" box in this Letter of Transmittal and Consent. The entire principal amount at maturity evidenced by a certificate for LYONs will be deemed tendered unless otherwise indicated.

     8. TRANSFER TAXES. Except as set forth in this Instruction 8, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of LYONs to it, or to its order, pursuant to the Offer. If payment is to be made to, or if LYONs not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered LYONs are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If payment for any LYONs tendered hereby is to be made, or certificates evidencing LYONs not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal and Consent or if payment in the name of the person(s) signing this Letter of Transmittal and Consent or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal and Consent or to the person(s) signing this Letter of Transmittal and Consent but at an address other than that shown in the box entitled "Description of LYONs" on this Letter of Transmittal and Consent, the appropriate boxes captioned "A. Special Issuance/Delivery Instructions" and "B. Special Payment Instructions" on this Letter of Transmittal and Consent must be completed.

     10. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt), acceptance for payment and withdrawal of any tender of LYONs and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders of LYONs determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular LYONs, whether or not similar conditions, defects or irregularities are waived in the case of other tendered LYONs, and the Company's interpretation of the terms and conditions of the Statement and the instructions hereto shall be final and binding on all parties. No tender of LYONs will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders or any notice of withdrawal, nor shall any of them incur any liability for failure to give any such notice.

     11. SUBSTITUTE FORM W-9. Each tendering Holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments, if any, until a TIN is provided to the Depositary.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Statement or this Letter of Transmittal and Consent may be directed to the Information Agent at its telephone number set forth on the last page hereof. A Holder may also contact the Dealer Manager at its telephone number set forth below or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.


                                 12

     13. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer or the Solicitation in the case of any LYONs tendered and Consents delivered, in whole or in part, at any time and from time to time.



                         IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a Holder whose tendered LYONs are accepted for payment is required to provide the Depositary with such Holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder or other payee with respect to LYONs purchased pursuant to the Offer may be subject to 31% backup withholding tax.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a Holder or other payee with respect to LYONs purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., Social Security Number or Employer Identification Number) of the record owner of the LYONs. If the LYONs are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.








                                      13

------------------------------------------------------------------------------------------
                          PAYER'S NAME: SHONEY'S, INC.
------------------------------------------------------------------------------------------
SUBSTITUTE                 Part 1--PLEASE PROVIDE YOUR TIN IN     ________________________
Form W-9                   THE BOX AT RIGHT AND CERTIFY BY         Social Security Number
                           SIGNING AND DATING BELOW.
                                                                            OR
Department of the
Treasury                                                          ________________________
Internal Revenue Service                                          Employer
                                                                  Identification Number(s)

                           Part 2--Certification--Under           Part 3--
                           of Perjury, I certify that:            [ ]  Awaiting TIN
                           (1) The number shown on this
                           form is my correct taxpayer
                           identification number (or I
                           am waiting for a number to be
                           used for me), and
Payer's Request for        (2) I am not subject to backup
Taxpayer Identification    withholding because: (a) I am
Number ("TIN") and         exempt from backup withholding,
Certifications             or (b) I have not been notified
                           by the Internal Revenue Service
                           (IRS) that I am subject to backup
                           withholding as a result of a
                           failure to report all interest and
                           dividends, or (c) the IRS has
                           notified me that I am no longer
                           subject to backup withholding.

                           Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting
                           interest or dividends on your tax return.

                           Name___________________________________________________________

                           Address________________________________________________________
                                                                             (zip code)

                           Signature__________________________Date________________________
------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------------------
          CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature_____________________________________________Date__________________
------------------------------------------------------------------------------------------

                                      14

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES RELATING TO THE LYONS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE FOR HOLDERS WISHING TO TENDER THEIR LYONS AND CONSENT TO THE PROPOSED AMENDMENTS.


                    The Depositary for the Offer is:

                          THE BANK OF NEW YORK

                  By Mail, Overnight Courier or Hand:

                           101 Barclay Street
                              Floor 7 East
                        New York, New York 10286
                  Attn: Reorganization Section, Kin Lau

        By Facsimile for Eligible Institutions:  (212) 815-6339
                  To Confirm by Telephone: (212) 815-3750



                The Information Agent for the Offer is:

                         D.F. KING & CO., INC.

                           77 Water Street
                       New York, New York 10005

          Bankers and Brokers Call Collect: (212) 269-5550
              All Others Call Toll-Free: (888) 242-8157



                  The Dealer Manager for the Offer is:

                     BANC OF AMERICA SECURITIES LLC

                    100 North Tryon Street, 7th Floor
                     Charlotte, North Carolina 28255
                    Attn: High Yield Special Products

                        Collect: (704) 388-4813
                       Toll Free: (888) 292-0070






                                     15

                                                                APPENDIX B

                 FORM OF LETTER OF TRANSMITTAL AND CONSENT
                             (TPI DEBENTURES)


                    LETTER OF TRANSMITTAL AND CONSENT

                     To Tender and Consent in Respect
                                    of
           8-1/4% Convertible Subordinated Debentures due 2002
                           CUSIP No. 872623 AA 1
                                    of

                               SHONEY'S, INC.

      Pursuant to the Purchase Offer and Consent Solicitation Statement
                            Dated July ____, 2000


                      The Depositary for the Offer is:

                             THE BANK OF NEW YORK

                     By Mail, Overnight Courier or Hand:

                              101 Barclay Street
                                 Floor 7 East
                           New York, New York 10286
                     Attn: Reorganization Section, Kin Lau

          By Facsimile for Eligible Institutions:  (212) 815-6339
                   To Confirm by Telephone: (212) 815-3750


----------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON ____________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES (AND NOT HAVE WITHDRAWN SUCH DEBENTURES) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
----------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     CAPITALIZED TERMS USED HEREIN AND NOT DEFINED SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE PURCHASE OFFER AND CONSENT SOLICITATION STATEMENT DATED JULY ___, 2000 (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED OR AMENDED FROM TIME TO TIME, THE "STATEMENT") OF SHONEY'S, INC., A TENNESSEE CORPORATION (THE "COMPANY").

    By execution hereof, the undersigned acknowledges receipt of the Statement and this Letter of Transmittal and Consent and instructions thereto (the "Letter of Transmittal and Consent"), which together constitute (i) the offer to purchase (the "Offer") by the Company for all its outstanding 8-1/4% Convertible Subordinated Debentures due 2002 (the "Debentures"), originally issued by TPI Enterprises, Inc. and subsequently assumed by the Company, upon the terms and subject to the conditions set forth in the Statement, and (ii) the Company's



                                      1

solicitation (the "Solicitation") of consents (the "Consents") from holders of the Debentures (each, a "Holder" and, collectively, the "Holders") to certain proposed amendments described in the Statement (the "Proposed Amendments") to the Indenture dated as of July 15, 1992, as amended by a First Supplemental Indenture dated as of September 6, 1996 between and among the Company (as successor to TPI Enterprises, Inc.), TPI Restaurants, Inc., as guarantor (the "Guarantor"), and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Debentures were issued (the "Indenture"). Holders who tender Debentures pursuant to the Offer are obligated to consent to the Proposed Amendments.

     The Offer is conditioned on, among other things, the receipt of the requisite number of Consents at or prior to 11:59 P.M., New York City time, on the Expiration Date and such Consents having not been revoked as more fully described in the Statement under the caption "The Tender Offers and Consent Solicitations-Terms and -Conditions." The Company reserves the right to waive any one or more of the conditions to the Offer. A Supplemental Indenture will be executed upon the satisfaction of the Consent Condition and, upon such execution, the Supplemental Indenture will become effective. The Supplemental Indenture will provide that the Proposed Amendments will not become operative unless and until validly tendered Debentures are purchased pursuant to the Offer. If the Offer is terminated or withdrawn, or if no Debentures are purchased pursuant to the Offer for any reason, then the Proposed Amendments contained in the Supplemental Indenture will not become operative. The Statement enclosed herewith contains a more complete description of the Offer and related solicitation of Consents and the conditions thereof.

     THE INSTRUCTIONS CONTAINED HEREIN AND IN THE STATEMENT (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

     This Letter of Transmittal and Consent is to be completed by a Holder if
(i) certificates representing Debentures are to be physically delivered to the Depositary herewith by such Holder or (ii) tender of Debentures is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "The Tender Offers and Consent Solicitations--Book-Entry Delivery of the Notes" in the Statement and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of Debentures who are tendering by book-entry transfer to the Depositary's account at DTC can execute their tender through ATOP. DTC participants that are accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer in lieu of execution and delivery of a Letter of Transmittal and Consent by the participant identified in the Agent's Message. ACCORDINGLY, THIS LETTER OF TRANSMITTAL AND CONSENT NEED NOT BE COMPLETED BY A HOLDER TENDERING THROUGH ATOP.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE
DEPOSITARY.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal and Consent must be followed. Questions and requests for assistance or for additional copies of the Statement, this Letter of Transmittal and Consent and the Notice of Guaranteed Delivery and Consent may be directed to the Information Agent. See Instruction 12 below.







                                     2

-----------------------------------------------------------------------------
                 TENDER OF DEBENTURES AND CONSENT TO AMENDMENTS
-----------------------------------------------------------------------------
[ ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_______________________________________________

Account Number:______________________________________________________________

Transaction Code Number:_____________________________________________________

[ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):________________________________________________

Window Ticket No. (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery and Consent:______________

Name of Eligible Institution that Guaranteed Delivery:_______________________

If Delivered by Book-Entry Transfer:

     Name of Tendering Institution:__________________________________________

     Account Number with DTC:________________________________________________

     Transaction Code Number:________________________________________________

-----------------------------------------------------------------------------

HOLDERS WHO TENDER DEBENTURES IN THE OFFER ARE OBLIGATED TO CONSENT TO THE PROPOSED AMENDMENTS. DELIVERY OF DEBENTURES BY BOOK-ENTRY TRANSFER OR PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH DEBENTURES TENDERED.





                                       3

List below the Debentures to which this Letter of Transmittal and Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.


------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF DEBENTURES
------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF
 REGISTERED HOLDER(S) OR NAME OF
DTC PARTICIPANT AND PARTICIPANT'S                           AGGREGATE         PRINCIPAL AMOUNT
   DTC ACCOUNT NUMBER IN WHICH                              PRINCIPAL          TENDERED AND
       DEBENTURES ARE HELD                CERTIFICATE        AMOUNT             AS TO WHICH
      (PLEASE FILL IN BLANK)               NUMBER(S)*      REPRESENTED     CONSENTS ARE GIVEN**
____________________________________________________________________________________________________________














--------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF DEBENTURES
--------------------------------------------------------------------------------------------------------------
*  Need not be completed by Holders tendering by book-entry transfer.
--------------------------------------------------------------------------------------------------------------
**Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the
  Debentures described above is being tendered and a Consent with respect thereto will be given.  A tendering
  Holder is required to Consent to the Proposed Amendments with respect to all Debentures tendered by such
  Holder.
--------------------------------------------------------------------------------------------------------------


     The name(s) and address(es) of the registered Holder(s) should be printed, if not already printed above, exactly as they appear on the certificates representing Debentures tendered hereby.




                                      4

                 NOTE: SIGNATURES MUST BE PROVIDED BELOW.
           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     Ladies and Gentlemen:

     The undersigned hereby tenders to Shoney's, Inc. (the "Company"), upon the terms and subject to the conditions set forth in its Purchase Offer and Consent Solicitation Statement dated July ___, 2000 (the "Statement"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent, the principal amount of Debentures indicated in the table above entitled "Description of Debentures" under the column heading "Principal Amount Tendered and as to Which Consents are Given" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Debentures described in such table) and consents to the Proposed Amendments with respect to the aggregate principal amount of such Debentures. The undersigned acknowledges and agrees that the tender of Debentures made hereby may not be withdrawn (nor may the Consent made hereby be revoked) except in accordance with the procedures set forth in the Statement. Terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Debentures tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Debentures, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Debentures and all evidences of transfer and authenticity to, or transfer ownership of such Debentures on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Debentures for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, and (iv) deliver to the Company and the Trustee this Letter of Transmittal and Consent as evidence of the undersigned's consent to the Proposed Amendments and as certification that the Consent Condition has been satisfied, all in accordance with the terms and conditions of the Offer as described in the Statement.

     The undersigned acknowledges and agrees that, by the execution and delivery hereof, the undersigned is consenting to the Proposed Amendments (with respect to the principal amount of Debentures tendered hereby) as permitted by the Indenture relating to the Debentures and hereby also consents to the execution of the Supplemental Indenture effecting such Proposed Amendments. The undersigned acknowledges and agrees that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Statement and that after the Trustee receives notice from the Company of satisfaction of the Consent Condition in accordance with the Indenture and the Supplemental Indenture is executed, such Consent may not be revoked (and agrees that it will not attempt to do so).

     If the undersigned is not the registered Holder of the Debentures listed in the box above labeled "Description of Debentures" under the column heading "Principal Amount Tendered and as to Which Consents are Given" or such registered Holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Consent in respect of such Debentures on behalf of the Holder thereof, and such proxy is being delivered with this Letter of Transmittal and Consent.

     The undersigned acknowledges and agrees that a tender of Debentures pursuant to any of the procedures described in the Statement and in the instructions hereto and an acceptance of such Debentures by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered Debentures (or defectively tendered Debentures with respect to which the Company has, or has caused to be, waived such

                                     5

defect) will be deemed to have been accepted if, as and when the Company gives oral or written notice thereof to the Depositary. For purposes of the Solicitation, Consents received by the Depositary will be deemed to have been accepted if, as and when the Company gives written notice to the Trustee of the receipt by the Depositary of at least a majority in aggregate principal amount of the Debentures and a Supplemental Indenture is executed.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and to give the Consent contained herein, and that when such tendered Debentures are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments or to complete the execution of the Supplemental Indenture.

     All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that, under certain circumstances and subject to the certain conditions of the Offer (each of which the Company may waive) set forth in the Statement, the Company may not be required to accept for purchase any of the Debentures tendered (including any Debentures tendered after the Expiration Date). Any Debentures not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated under "A. Special Issuance/Delivery Instructions" below.

     The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal and Consent, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Debentures and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of Debentures tendered by book-entry transfer, by credit to the account of
DTC). Unless otherwise indicated herein under "B. Special Payment Instructions," the undersigned hereby request(s) that any checks for payment to be made in respect of the Debentures tendered hereby in connection with the Offer be issued to the order of, and delivered to, the undersigned.

     In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any Debentures from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Debentures so tendered. In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that payment to be made in respect of the Debentures tendered hereby be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.




                                      6


-------------------------------------------------  ----------------------------------------------------
[       A. SPECIAL ISSUANCE/DELIVERY            ]  [           B. SPECIAL PAYMENT                     ]
[              INSTRUCTIONS                     ]  [               INSTRUCTIONS                       ]
[     (See Instructions 3, 4, 7 and 9)          ]  [          (See Instruction 9)                     ]
[_____________________________________________  ]  [ ________________________________________________ ]
[ To be completed ONLY if Debentures in a       ]  [ To be completed ONLY if payment is to be made    ]
[ principal amount not tendered or not          ]  [ in the name of someone other than the            ]
[ accepted for purchase are to be issued in     ]  [ person(s) whose signature(s) appear(s) within    ]
[ the name of someone other than the person(s)  ]  [ this Letter of Transmittal and Consent or        ]
[ whose signature(s) appear(s) within this      ]  [ sent to an address different from that shown     ]
[ Letter of Transmittal and Consent or sent to  ]  [ in the box entitled "Description of Debentures"  ]
[ an address different from that shown in the   ]  [ within this Letter of Transmittal and Consent.   ]
[ box entitled "Description of Debentures"      ]  [                                                  ]
[ within this Letter of Transmittal and Consent,]  [ Name_______________________________________      ]
[ or if the Debentures tendered by book-entry   ]  [                (Please Print)                    ]
[ transfer that are not accepted for purchase   ]  [                                                  ]
[ are to be credited to an account maintained at]  [ Address____________________________________      ]
[ DTC other than the one designated above.      ]  [                                                  ]
[                                               ]  [                                                  ]
[                                               ]  [ ___________________________________________      ]
[ Name________________________________________  ]  [                               (Zip Code)         ]
[                (Please Print)                 ]  [                                                  ]
[                                               ]  [ ___________________________________________      ]
[ Address_____________________________________  ]  [        (Tax Identification or Social             ]
[                                               ]  [               Security Number)                   ]
[ ____________________________________________  ]  [                                                  ]
[                                 (Zip Code)    ]  [ ___________________________________________      ]
[                                               ]  [        (See Substitute Form W-9 herein           ]
[ ____________________________________________  ]  [                                                  ]
[(Tax Identification or Social Security Number) ]  [                                                  ]
[    (See Substitute Form W-9 herein)           ]  ---------------------------------------------------
[                                               ]
[ Credit unpurchased Debentures by book-entry   ]
[ transfer to the DTC account set forth below:  ]
[                                               ]
[ ____________________________________________  ]
[  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN   ]
[                                               ]
[                                               ]
[ SIGNATURE GUARANTEE (See Instruction 3 below) ]
[ Certain Signatures Must be Guaranteed by a    ]
[ Medallion Signature Guarantor.                ]
[                                               ]
[                                               ]
[ ____________________________________________  ]
[   (Name of Medallion Signature Guarantor)     ]
[                                               ]
[ ____________________________________________  ]
[                                               ]
[ ____________________________________________  ]
[                                               ]
[ ____________________________________________  ]
[ (Address, including Zip Code, and Telephone   ]
[    Number, including Area Code, of Firm)      ]
[                                               ]
[ ____________________________________________  ]
[           (Authorized Signature)              ]
[                                               ]
[ ____________________________________________  ]
[               (Printed Name)                  ]
------------------------------------------------



                                       7


                                              PLEASE SIGN HERE

(To be completed by all tendering Holders of Debentures regardless of whether Debentures are being physically delivered herewith, unless an Agent's Message is delivered in connection with a book-entry transfer of such Debenture)

     By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders, and consents to the Proposed Amendments (and to the execution of the Supplemental Indenture effecting the Proposed Amendments) with respect to, the principal amount of the Debentures listed in the box above labeled
"Description of Debentures" under the column heading "Principal Amount Tendered as to Which Consents are Given"
(or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the
Debentures described in such box).

     This Letter of Transmittal and Consent must be signed by the registered Holder(s) exactly as the name(s)
appear(s) on certificate(s) representing Debentures or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Debentures.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 4.

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
                       Signature(s) of Registered Holder(s) or Authorized Signatory
                                     (See guarantee requirement below)

Dated________________________________________________________________________________________________________

Name(s)______________________________________________________________________________________________________
                                               (Please Print)


Capacity_____________________________________________________________________________________________________

Address______________________________________________________________________________________________________
                                                                                              (Zip Code)
Area Code and
Telephone Number_____________________________________________________________________________________________

Tax Identification or
Social Security Number_______________________________________________________________________________________


                                COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
                                     Medallion Signature Guarantee
                                 (If Required--See Instructions 3 and 4)


Authorized
Signature____________________________________________________________________________________________________

Print Name
And Title____________________________________________________________________________________________________

Name of Firm ________________________________________________________________________________________________
                                           [Place Seal Here]

Address (including zip code) and
Telephone Number (including area code)_______________________________________________________________________

Dated________________________________________________________________________________________________________



                                       8

                                 INSTRUCTIONS

           FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
                             AND THE SOLICITATION

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT AND DEBENTURES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDER. To tender Debentures in the Offer and to deliver Consents in the Solicitation, physical delivery of the Debentures or a confirmation of any book-entry transfer into the Depositary's account with DTC of Debentures tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal and Consent with any required signature guarantees (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at its address set forth herein at or prior to 11:59 P.M., New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal and Consent, Debentures and all other required documents to the Depositary is at the election and risk of tendering Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary at or prior to such time. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Consent and Debentures should be sent only to the Depositary and not to the Company, the Trustee, the Dealer Manager or the Information Agent.

     The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the participant in DTC tendering the Debentures, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Consent and the Company may enforce such agreement against the participant.

     If, prior to the Expiration Date, Holders desire to tender Debentures pursuant to the Offer and (i) such Debentures are not lost, but are not immediately available, (ii) time will not permit this Letter of Transmittal and Consent, such Debentures or other required documents to reach the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed at or prior to 11:59 P.M., New York City time, on the Expiration Date, such Holders may effect a tender of such Debentures and delivery of Consents to the Proposed Amendments in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "The Tender Offers and the Consent Solicitations--Guaranteed Delivery."

     Pursuant to the guaranteed delivery procedures:

     (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office in the United States);

     (b) at or prior to 11:59 P.M., New York City time, on the Expiration Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery and Consent (by mail, hand delivery or facsimile), substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Holder(s), a description of the Debentures and the principal amount of Debentures being tendered and with respect to which a Consent is being delivered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery and Consent, a properly completed and duly executed Letter of Transmittal and Consent, or a facsimile thereof, with any required signature guarantees, or an Agent's Message, together with the Debentures (or confirmation of book-entry transfer of such Debentures into the Depositary's account with DTC as described above) and any other documents required by this Letter of


                                      9

Transmittal and Consent and the instructions hereto will be deposited by such Eligible Institution with the Depositary; and

    (c) this Letter of Transmittal and Consent, or facsimile hereof, properly completed and duly executed with any required signature guarantees, or an Agent's Message, and all physically delivered Debentures in proper form (or confirmation of book-entry transfer of such Debentures into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Depositary within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery and Consent.

     Tenders of Debentures may be withdrawn at any time prior to the Expiration Date and unless accepted by the Company, any time after 40 business days after the date of the Statement by written notice of withdrawal received by the Depositary, delivery by mail, facsimile or hand delivery, which notice must be received by the Depositary at its address set forth herein at or prior to 11:59 P.M., New York City time, on the Expiration Date. To be effective, notice of withdrawal of tendered Debentures must (i) be received by the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date at its address set forth herein, (ii) describe the Debentures to be withdrawn, (iii) specify the name of the person who deposited the Debentures to be withdrawn (the "Depositor"), the name in which the Debentures are registered (or, if tendered by book entry transfer, the name of the participant in DTC whose name appears on a security position listing as the owner of such Debentures) if different from that of the Depositor, (iv) contain the certificate numbers shown on the Debentures, (v) state the principal amount of Debentures to be withdrawn and (vi) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal and Consent (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Debentures. If Debentures have been delivered or otherwise identified (through confirmation of book-entry transfer of such Debentures) to the Depositary, the name of the Holder and the Debentures withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the withdrawn Debentures (or, in the case of Debentures transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Debentures).

     2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Statement, all properly completed and executed Letters of Transmittal and Consents consenting to the Proposed Amendments that are received by the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date will be counted as Consents with respect to the Proposed Amendments unless the Depositary receives, prior to execution of the Supplemental Indenture, a written notice of revocation of such Consents as described in the Statement. To revoke a Consent, a Holder must withdraw the corresponding tendered Debentures in the manner set forth above

     3. SIGNATURE GUARANTEES. No signature guarantee is required if: (i) this Letter of Transmittal and Consent is signed by the registered holder(s) of the Debentures tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Debentures) and the payments for the Debentures to be purchased and Consents given, or any Debentures for principal amounts not tendered or not accepted for purchase are to be issued, directly to such registered holder(s), (or, if signed by a participant in DTC, and Debentures for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at
DTC) and the "A. Special Issuance/Delivery Instructions" box of this Letter of Transmittal and Consent has not been completed; or (ii) such Debentures are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and Consents accompanying Debentures must be guaranteed by a Medallion Signature Guarantor (defined as a recognized participant in the Securities Transfer Agents Medallion Program).

     4. SIGNATURES ON LETTER OF TRANSMITTAL AND CONSENT, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in



                                       10

DTC whose name is shown on a security position listing as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Debentures.

     If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal and Consent. If any of the Debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consent as there are different registrations of certificates.

     If this Letter of Transmittal and Consent or any Debentures or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

     When this Letter of Transmittal and Consent is signed by the registered Holders of the Debentures tendered hereby, no endorsements of Debentures or separate instruments of transfer are required unless payment is to be made, or Debentures not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     IF THIS LETTER OF TRANSMITTAL AND CONSENT IS SIGNED OTHER THAN BY THE REGISTERED HOLDERS OF THE DEBENTURES TENDERED HEREBY, SUCH DEBENTURES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, AND A DULY COMPLETED PROXY ENTITLING THE SIGNER TO CONSENT WITH RESPECT TO SUCH DEBENTURES ON BEHALF OF SUCH REGISTERED HOLDERS, IN ANY CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDERS APPEAR ON THE DEBENTURES AND SIGNATURES ON SUCH DEBENTURES OR INSTRUMENTS OF TRANSFER AND PROXY ARE REQUIRED AND MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     5. DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DEBENTURE CERTIFICATES. This Letter of Transmittal and Consent is to be used if (i) certificates evidencing Debentures are to be forwarded herewith or (ii) Debentures are to be delivered by book-entry transfer pursuant to the procedure set forth under the caption "The Tender Offers and Consent Solicitations-Book-Entry Delivery of the Notes." Certificates evidencing all physically tendered Debentures, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Debentures delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof) with any required signature guarantees and any other documents requested by this Letter of Transmittal and Consent, must be received by the Depositary at its address set forth herein, prior to 11:59 P.M. New York City time on the Expiration Date. If certificates evidencing Debentures are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal and Consent must accompany each such delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal and Consent (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Debentures for purchase.

     6. INADEQUATE SPACE. If the space provided under "Description of Debentures" is inadequate, the information should be continued on a separate signed list and attached to this Letter of Transmittal and Consent.

     7. PARTIAL TENDERS AND UNPURCHASED DEBENTURES (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If only a portion (in an integral portion of $1,000 only) of the principal amount of any Debenture is to be tendered, fill in the portion of the principal amount of such Debenture to be tendered in the column entitled "Principal Amount Tendered and as to Which Consents are Given." If the tendered portion of the Debenture so tendered is purchased, the Debenture will be split into two Debentures (in denominations of $1,000 or an integral multiple thereof), the aggregate principal amount of which will equal the principal amount of such original Debenture. The Depositary will then return to the tendering Holder a new Debenture, in the principal


                                     11

amount of the portion of such original Debenture not tendered and purchased, unless otherwise specified in the "A. Special Issuance/Delivery Instructions" box in this Letter of Transmittal and Consent. The entire principal amount evidenced by a certificate for Debentures will be deemed tendered unless otherwise indicated.

     8. TRANSFER TAXES. Except as set forth in this Instruction 8, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Debentures to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Debentures not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Debentures are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If payment for any Debentures tendered hereby is to be made, or certificates evidencing Debentures not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal and Consent or if payment in the name of the person(s) signing this Letter of Transmittal and Consent or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal and Consent or to the person(s) signing this Letter of Transmittal and Consent but at an address other than that shown in the box entitled "Description of Debentures" on this Letter of Transmittal and Consent, the appropriate boxes captioned "A. Special Issuance/Delivery Instructions" and "B. Special Payment Instructions" on this Letter of Transmittal and Consent must be completed.

     10. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt), acceptance for payment and withdrawal of any tender of Debentures and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders of Debentures determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Debentures, whether or not similar conditions, defects or irregularities are waived in the case of other tendered Debentures, and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Debentures will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders or any notice of withdrawal, nor shall any of them incur any liability for failure to give any such notice.

     11. SUBSTITUTE FORM W-9. Each tendering Holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments, if any, until a TIN is provided to the Depositary.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Statement or this Letter of Transmittal and Consent may be directed to the Information Agent at its telephone number set forth on the last page hereof. A Holder may also contact the Dealer Manager at


                                      12

its telephone number set forth below or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

     13. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer or the Solicitation in the case of any Debentures tendered and Consents delivered, in whole or in part, at any time and from time to time.


                       IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a Holder whose tendered Debentures are accepted for payment is required to provide the Depositary with such Holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder or other payee with respect to Debentures purchased pursuant to the Offer may be subject to 31% backup withholding tax.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a Holder or other payee with respect to Debentures purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., Social Security Number or Employer Identification Number) of the record owner of the Debentures. If the Debentures are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

------------------------------------------------------------------------------------------
                          PAYER'S NAME: SHONEY'S, INC.
------------------------------------------------------------------------------------------
SUBSTITUTE                 Part 1--PLEASE PROVIDE YOUR TIN IN     ________________________
Form W-9                   THE BOX AT RIGHT AND CERTIFY BY         Social Security Number
                           SIGNING AND DATING BELOW.
                                                                            OR
Department of the
Treasury                                                          ________________________
Internal Revenue Service                                          Employer
                                                                  Identification Number(s)

                           Part 2--Certification--Under           Part 3--
                           of Perjury, I certify that:            [ ]  Awaiting TIN
                           (1) The number shown on this
                           form is my correct taxpayer
                           identification number (or I
                           am waiting for a number to be
                           used for me), and
Payer's Request for        (2) I am not subject to backup
Taxpayer Identification    withholding because: (a) I am
Number ("TIN") and         exempt from backup withholding,
Certifications             or (b) I have not been notified
                           by the Internal Revenue Service
                           (IRS) that I am subject to backup
                           withholding as a result of a
                           failure to report all interest and
                           dividends, or (c) the IRS has
                           notified me that I am no longer
                           subject to backup withholding.

                           Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting
                           interest or dividends on your tax return.

                           Name___________________________________________________________

                           Address________________________________________________________
                                                                      (include zip code)

                           Signature__________________________Date________________________
------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------------------
          CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature_____________________________________________Date__________________

------------------------------------------------------------------------------------------

                                       14

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES RELATING TO THE DEBENTURES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE FOR HOLDERS WISHING TO TENDER THEIR DEBENTURES AND CONSENT TO THE PROPOSED AMENDMENTS.


                       The Depositary for the Offer is:

                             THE BANK OF NEW YORK

                     By Mail, Overnight Courier or Hand:

                             101 Barclay Street
                                Floor 7 East
                         New York, New York 10286
                     Attn: Reorganization Section, Kin Lau

          By Facsimile for Eligible Institutions:  (212) 815-6339
                 To Confirm by Telephone: (212) 815-3750


                  The Information Agent for the Offer is:

                            D.F. KING & CO., INC.

                              77 Water Street
                         New York, New York 10005


             Bankers and Brokers Call Collect: (212) 269-5550
                 All Others Call Toll-Free: (888) 242-8157


                     The Dealer Manager for the Offer is:

                        BANC OF AMERICA SECURITIES LLC

                      100 North Tryon Street, 7th Floor
                       Charlotte, North Carolina 28255
                      Attn: High Yield Special Products

                           Collect: (704) 388-4813
                          Toll Free: (888) 292-0070







                                       15


                                                                  APPENDIX C

             FORM OF NOTICE OF GUARANTEED DELIVERY AND CONSENT
                                (LYONS)


               NOTICE OF GUARANTEED DELIVERY AND CONSENT
                to Tender and Give Consent in Respect of Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated)
                         CUSIP No. 825039 AC 4
                                   of
                             SHONEY'S, INC.


-----------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON ____________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS (AND NOT HAVE WITHDRAWN SUCH LYONS) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------


     As set forth under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery" in the Purchase Offer and Consent Solicitation Statement by Shoney's, Inc. dated July ____, 2000 (as it may be supplemented or amended from time to time, the "Statement") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and together with the Statement, the "Offer") to purchase all of the outstanding LYONs (as defined below), this form may be used to tender LYONs pursuant to the Offer if certificates representing LYONs are not immediately available or the certificates representing LYONs and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in the Statement) or if timely compliance with the procedures for delivery by book-entry transfer of LYONs is not possible. Such properly completed and duly executed form must be delivered (via mail, hand delivery or facsimile) to and received by the Depositary on or prior to 11:59 P.M., New York City time, on the Expiration Date at the address below and must include a guarantee by an Eligible Institution.

     The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery and Consent. Capitalized terms used, but not defined, in this Notice of Guaranteed Delivery and Consent which are defined in the Statement have the respective meanings set out in the Statement.

                       The Depositary for the Offer is

                             THE BANK OF NEW YORK

                     By Mail, Overnight Courier or Hand:
                              101 Barclay Street
                                 Floor 7 East
                           New York, New York  10286
                    Attn: Reorganization Section, Kin Lau

           By Facsimile for Eligible Institutions:  (212) 815-6339
                 To Confirm by Telephone:  (212) 815-3750






                   The Information Agent for the Offer is:

                           D.F. KING & CO., INC.

                              77 Water Street
                          New York, New York 10005

            Bankers and Brokers Call Collect:  (212) 269-5550
                 All Others Call Toll-Free: (800) 242-8157


DELIVERY OF THIS INSTRUMENT TO THE DEPOSITARY AT AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY AND CONSENT OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Consent is required to be guaranteed by a Medallion Signature Guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal and Consent.





















                                        2

TO:     SHONEY'S, INC.
AND TO: THE BANK OF NEW YORK, AS DEPOSITARY

     The undersigned hereby tenders to Shoney's, Inc. (the "Company") upon the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged, the principal amount at maturity of Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) (the "LYONs") specified below and Consents relating thereto, pursuant to the guaranteed delivery procedure set forth in the Statement under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery."

IF PRIOR TO THE EXPIRATION DATE, ANY HOLDER TENDERS LYONS BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY AND CONSENT SUCH HOLDER WILL BE DEEMED, BY ACCEPTANCE OF THE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ALL SUCH TENDERED LYONS.























                                       3

-----------------------------------------------------------------------------

______________________________________    ___________________________________

______________________________________    ___________________________________
 Certificate Nos. (if available)
                                          ___________________________________

                                          ___________________________________
                                              Name(s) of Record Holder(s)
                                                (Please Type or Print)


______________________________________    Address(es) of Holder(s):
Aggregate Principal Amount at Maturity
of LYONs Tendered
                                          __________________________________


                                          ___________________________________


                                          ___________________________________
                                                           Postal/Zip Code

                                          Telephone No.:


                                          (_______)__________________________
                                          (Area Code)


                                           __________________________________
                                                      Signature(s)


                                           __________________________________
                                                          Date


  _________________________________________________________________________

Check box if LYONs will be delivered by
book-entry transfer: [  ]


____________________________________
Transaction Code Number

____________________________________
Name of Tendering Institution

____________________________________
Account No.

----------------------------------------------------------------------------











                                     4

                                 GUARANTEE

                  (Not to be used for signature guarantees)

     The undersigned, in the case of Letters of Transmittal and Consents being submitted to the Depositary, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees to deliver to the Depositary either the certificates evidencing all tendered LYONs, in proper form, or to deliver LYONs pursuant to the procedures for book-entry transfer in the Depositary's account at The Depository Trust Company, together with the Letter of Transmittal and Consent (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Statement), and any other required documents, to the principal office of the Depositary as set forth in the Letter of Transmittal and Consent, within three New York Stock Exchange trading days of the date of the execution of the Notice of Guaranteed Delivery and Consent.


----------------------------------------------------------------------------

____________________________________      ________________________________
Name of Firm                                    Authorized Signature

___________________________________
Address                                   Title:__________________________

____________________________________
Postal/Zip Code                           Name:___________________________
                                                  (Please Type or Print)
____________________________________
Telephone No. (Including Area Code)
                                          Dated:______________________,2000

----------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR LYONs WITH THIS NOTICE. LYONs CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND CONSENT.













                                        5


                                                                APPENDIX D

             FORM OF NOTICE OF GUARANTEED DELIVERY AND CONSENT
                             (TPI DEBENTURES)


                 NOTICE OF GUARANTEED DELIVERY AND CONSENT
                 to Tender and Give Consent in Respect of
           8-1/4% Convertible Subordinated Debentures Due 2002
                           CUSIP No. 872623 AA 1
                                    of
                              SHONEY'S, INC.


-----------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON __________________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES (AND NOT HAVE WITHDRAWN SUCH DEBENTURES) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------

     As set forth under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery" in the Purchase Offer and Consent Solicitation Statement by Shoney's, Inc. dated July ____, 2000 (as it may be supplemented or amended from time to time, the "Statement") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and together with the Statement, the "Offer") to purchase all of the outstanding Debentures (as defined below), this form may be used to tender Debentures pursuant to the Offer if certificates representing Debentures are not immediately available or the certificates representing Debentures and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in the Statement) or if timely compliance with the procedures for delivery by book-entry transfer of Debentures is not possible. Such properly completed and duly executed form must be delivered (via mail, hand delivery or facsimile) to and received by the Depositary on or prior to 11:59 P.M., New York City time, on the Expiration Date at the address below and must include a guarantee by an Eligible Institution.

     The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery and Consent. Capitalized terms used, but not defined, in this Notice of Guaranteed Delivery and Consent which are defined in the Statement have the respective meanings set out in the Statement.

                     The Depositary for the Offer is

                          THE BANK OF NEW YORK

                  By Mail, Overnight Courier or Hand:
                          101 Barclay Street
                            Floor 7 East
                      New York, New York 10286
                Attn: Reorganization Section, Kin Lau

        By Facsimile for Eligible Institutions:  (212) 815-6339
               To Confirm by Telephone:   (212) 815-3750






                 The Information Agent for the Offer is:

                          D.F. KING & CO., INC.

                            77 Water Street
                        New York, New York 10005

           Bankers and Brokers Call Collect: (212) 269-5550
              All Others Call Toll-Free: (888) 242-8157


DELIVERY OF THIS INSTRUMENT TO THE DEPOSITARY AT AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY AND CONSENT OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Consent is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal and Consent.















                                        2

TO:     SHONEY'S, INC.
AND TO: THE BANK OF NEW YORK, AS DEPOSITARY

     The undersigned hereby tenders to Shoney's, Inc. (the "Company") upon the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged, the principal amount of 8-1/4% Convertible Subordinated Debentures Due 2002 (the "Debentures") specified below and Consents relating thereto, pursuant to the guaranteed delivery procedure set forth in the Statement under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery."

IF PRIOR TO THE EXPIRATION DATE, ANY HOLDER TENDERS DEBENTURES BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY AND CONSENT SUCH HOLDER WILL BE DEEMED, BY ACCEPTANCE OF THE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ALL SUCH TENDERED DEBENTURES.

















                                        3

-----------------------------------------------------------------------------

______________________________________    ___________________________________

______________________________________    ___________________________________
 Certificate Nos. (if available)
                                          ___________________________________

                                          ___________________________________
                                                  Name(s) of Holder(s)
                                                 (Please Type or Print)


________________________________________  Address(es) of Holder(s):
Aggregate Principal Amount of Debentures
Tendered
                                          ___________________________________


                                          ___________________________________


                                          ___________________________________
                                                           Postal/Zip Code

                                          Telephone No.:


                                          (_______)__________________________
                                          (Area Code)


                                           __________________________________
                                                      Signature(s)


                                           __________________________________
                                                          Date


  _________________________________________________________________________

Check box if Debentures will be delivered by Book-entry transfer: [ ]

____________________________________
Transaction Code Number

____________________________________
Name of Tendering Institution

____________________________________
Account No.

----------------------------------------------------------------------------








                                      4

                                 GUARANTEE

                    (Not to be used for signature guarantees)

     The undersigned, in the case of Letters of Transmittal and Consents being submitted to the Depositary, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees to deliver to the Depositary either the certificates evidencing all tendered Debentures, in proper form, or to deliver Debentures pursuant to the procedures for book-entry transfer in the Depositary's account at The Depository Trust Company, together with the Letter of Transmittal and Consent (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Statement), and any other required documents, to the principal office of the Depositary as set forth in the Letter of Transmittal and Consent, within three New York Stock Exchange trading days of the date of the execution of the Notice of Guaranteed Delivery and Consent.

----------------------------------------------------------------------------

____________________________________      ________________________________
Name of Firm                                    Authorized Signature

___________________________________
Address                                   Title:__________________________

____________________________________
Postal/Zip Code                           Name:___________________________
                                                  (Please Type or Print)
____________________________________
Telephone No. (Including Area Code)
                                          Dated:______________________,2000

----------------------------------------------------------------------------

NOTE:   DO NOT SEND CERTIFICATES FOR DEBENTURES WITH THIS NOTICE.
        CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND
        CONSENT.











                                        5


                                                                APPENDIX E

                         FORM OF LETTER TO BROKERS
                                 (LYONS)



                            SHONEY'S, INC.
         Offer to Purchase for Cash and Solicitation of Consents
                           Relating to its
     Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated)
                        CUSIP No. 825039 AC 4


-----------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON ___________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS (AND NOT HAVE WITHDRAWN SUCH LYONS) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------

                                                            July ______, 2000

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     Shoney's, Inc., a Tennessee corporation (the "Company"), is offering to purchase for cash, on the terms and subject to the conditions set forth in the Purchase Offer and Consent Solicitation Statement dated July ____, 2000 (as it may be supplemented or amended from time to time, the "Statement"), and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and, together with the Statement, the "Offer"), all of its outstanding Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) (the "LYONs"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Statement.

     In conjunction with the Offer, the Company also is soliciting consents (the "Solicitation") from holders of the LYONs (each, a "Holder" and, collectively, the "Holders") of at least a majority of the aggregate principal amount at maturity of the outstanding LYONs (the "Consents") to the proposed amendments described in the Statement (the "Proposed Amendments") to the Indenture dated as of April 1, 1989, between the Company and The Bank of New York, as successor to Sovran Bank/Central South, as trustee, pursuant to which the LYONs were issued (the "Indenture"). The Proposed Amendments would remove limitations on the ability of the Company to consolidate with or merge into, or to convey, transfer or lease all or substantially all its assets to, another person.

     For your information and for forwarding to your clients for whom you hold the LYONs registered in your name or in the name of your nominee, we are enclosing the following documents:

     1.   The Statement;

     2. A Letter of Transmittal and Consent for the LYONs for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup U.S. federal income tax withholding;

     3. A printed form of letter, including a Letter of Instructions, which may be sent to your clients for whose accounts you hold LYONs registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Offer;




     4. A Notice of Guaranteed Delivery and Consent to be used in tendering LYONs if certificates for the LYONs are not lost but are not immediately available, or if the procedure for book-entry transfer cannot be completed on or before the Expiration Date; and

     5. A return envelope addressed to The Bank of New York, the Depositary.

     DTC participants will be able to execute tenders and deliver Consents with respect to such tenders through the DTC Automated Tender Offer Program.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE TO OBTAIN THEIR INSTRUCTIONS.

     Any inquiries you may have with respect to the Offer should be addressed to D.F. King & Co., Inc., the Information Agent for the Offer, or Banc of America Securities LLC, the Dealer Manager for the Offer, at their respective addresses and telephone numbers as set forth on the back cover of the Statement. Additional copies of the enclosed materials may be obtained from the Information Agent or the Dealer Manager.


                                     Very truly yours,

                                     SHONEY'S, INC.


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.


IMPORTANT: THE LETTER OF TRANSMITTAL AND CONSENT (OR A FACSIMILE THEREOF), WITH ANY REQUIRED SIGNATURE GUARANTEES, TOGETHER WITH THE LYONS AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY AND CONSENT, MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE IN ORDER FOR HOLDERS TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.











                                      2

                                                                APPENDIX F

                       FORM OF LETTER TO BROKERS
                            (TPI DEBENTURES)


                            SHONEY'S, INC.
          Offer to Purchase for Cash and Solicitation of Consents
                           Relating to its
           8-1/4 % Convertible Subordinated Debentures due 2002
                        CUSIP No. 872623 AA 1


-----------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _____________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES (AND NOT HAVE WITHDRAWN SUCH DEBENTURES) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------

                                                              July ____, 2000

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

Shoney's, Inc., a Tennessee corporation (the "Company"), is offering to purchase for cash, on the terms and subject to the conditions set forth in the Purchase Offer and Consent Solicitation Statement dated July ___, 2000 (as it may be supplemented or amended from time to time, the "Statement") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and, together with the Statement, the "Offer"), all of its outstanding 8-1/4% Convertible Subordinated Debentures due 2002 (the "Debentures"). Enclosed for your consideration are copies of the Statement and Letter of Transmittal and Consent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Statement.

In conjunction with the Offer, the Company also is soliciting consents (the "Solicitation") from holders of the Debentures (each, a "Holder" and, collectively, the "Holders") of at least a majority of the aggregate principal amount at maturity of the outstanding Debentures (the "Consents") to the proposed amendments described in the Statement (the "Proposed Amendments") to the Indenture dated as of July 15, 1992, as amended by a First Supplemental Indenture dated as of September 6, 1996, between and among the Company (as successor to TPI Enterprises, Inc.), TPI Restaurants, Inc., as guarantor (the "Guarantor"), and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Debentures were issued (the "Indenture"). The Proposed Amendments would: (i) eliminate substantially all of the covenants in the Indenture other than the covenants requiring payment of interest on and principal of the Debentures when due, requiring the maintenance of an office for purposes of making payment on the Debentures, providing for certain duties on the paying agent for the Debentures and requiring the Company and the Guarantor to make certain certifications to the Trustee, (ii) remove limitations on the ability of the Company and the Guarantor to consolidate with or merge into, or to sell, convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to, another Person (as defined in the Indenture) or to permit another Person to consolidate with or merge into, or to sell, convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to the Company and the Guarantor, and (iii) eliminate certain Events of Default under the Indenture.



     For your information and for forwarding to your clients for whom you hold the Debentures registered in your name or in the name of your nominee, we are enclosing the following documents:

     1. The Statement;

     2. A Letter of Transmittal and Consent for the Debentures for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup U.S. federal income tax withholding;

     3. A printed form of letter, including a Letter of Instructions, which may be sent to your clients for whose accounts you hold Debentures registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Offer;

     4. A Notice of Guaranteed Delivery and Consent to be used in tendering Debentures if certificates for the Debentures are not lost but are not immediately available, or if the procedure for book-entry transfer cannot be completed on or before the Expiration Date; and

     5. A return envelope addressed to The Bank of New York, the Depositary.

     DTC participants will be able to execute tenders and deliver Consents with respect to such tenders through the DTC Automated Tender Offer Program.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE TO OBTAIN THEIR INSTRUCTIONS.

     Any inquiries you may have with respect to the Offer should be addressed to D.F. King & Co., Inc., the Information Agent for the Offer, or Banc of America Securities LLC, the Dealer Manager for the Offer, at their respective addresses and telephone numbers as set forth on the back cover of the enclosed Statement. Additional copies of the enclosed materials may be obtained from the Information Agent or the Dealer Manager.


                                       Very truly yours,

                                       SHONEY'S, INC.


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF THE COMPANY, TPI RESTAURANTS, INC., THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

IMPORTANT: THE LETTER OF TRANSMITTAL AND CONSENT (OR A FACSIMILE THEREOF), WITH ANY REQUIRED SIGNATURE GUARANTEES, TOGETHER WITH THE DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY AND CONSENT, MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE IN ORDER FOR HOLDERS TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.


















                                        2
                                                                  APPENDIX G

                    FORM OF BROKER LETTER TO CLIENTS
                                (LYONS)


                            SHONEY'S, INC.
        Offer to Purchase for Cash and Solicitation of Consents
                           Relating to its
   Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated)
                       CUSIP No. 825039 AC 4


-----------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON ______________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS (AND NOT HAVE WITHDRAWN SUCH LYONS) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------

                                                            July ______, 2000

To Our Clients:

     Shoney's, Inc., a Tennessee corporation (the "Company"), is offering to purchase for cash, on the terms and subject to the conditions set forth in the Purchase Offer and Consent Solicitation Statement dated July _____, 2000 (as it may be supplemented or amended from time to time, the "Statement") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and, together with the Statement, the "Offer"), all of its outstanding Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) (the "LYONs"). Enclosed for your consideration is the Letter of Transmittal and Consent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Statement.

     In conjunction with the Offer, the Company also is soliciting consents (the "Solicitation") from holders of the LYONs (each, a "Holder" and, collectively, the "Holders") of at least a majority of the aggregate principal amount at maturity of the outstanding LYONs (the "Consents") to the proposed amendments described in the Statement (the "Proposed Amendments") to the Indenture dated as of April 1, 1989, between the Company and The Bank of New York, as successor to Sovran Bank/Central South, as trustee, pursuant to which the LYONs were issued (the "Indenture"). The Proposed Amendments would remove limitations on the ability of the Company to consolidate with or merge into, or to convey, transfer or lease all or substantially all its assets to, another person.

     This material is being forwarded to you as the beneficial owner of LYONs held by us for your account but not registered in your name. The accompanying Letter of Transmittal and Consent is furnished to you for informational purposes only and may not be used by you to tender LYONs held by us for your account. A tender of such LYONs may be made only by us as the registered Holder and only pursuant to your instructions.

     Accordingly, we request instructions as to whether you wish us to tender and deliver a Consent with respect to the LYONs held by us for your account. If you wish to have us tender your LYONs (and deliver a corresponding Consent) pursuant to the Offer, please so instruct us by completing, executing and returning to us the instruction form that appears on the next page.

IMPORTANT: THE LETTER OF TRANSMITTAL AND CONSENT (OR A FACSIMILE THEREOF), WITH ANY REQUIRED SIGNATURE GUARANTEES, TOGETHER WITH THE LYONS AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY AND CONSENT, MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE IN ORDER FOR HOLDERS TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.



                             INSTRUCTIONS


     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Offer by Shoney's, Inc. with respect to its Liquid Yield Option Notes Due 2004 (Zero Coupon -
Subordinated).

     THIS WILL INSTRUCT YOU TO TENDER THE PRINCIPAL AMOUNT AT MATURITY OF LIQUID YIELD OPTION NOTES DUE 2004 (ZERO COUPON - SUBORDINATED) HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED (AND TO DELIVER A CORRESPONDING CONSENT) PURSUANT TO THE TERMS AND CONDITIONS SET FORTH IN THE PURCHASE OFFER AND CONSENT SOLICITATION STATEMENT DATED JULY _____, 2000, AND THE RELATED LETTER OF TRANSMITTAL AND CONSENT.


----------------------------------------------------------------------------------------------------------------
                                      Principal Amount at Maturity          Principal Amount at Maturity to be
                                          Held for Account of                Tendered and as to Which Consents
            Type                               Holder(s)                            are to be Given*
----------------------------------------------------------------------------------------------------------------
Liquid Yield Option Notes Due 2004
(Zero Coupon - Subordinated) of
Shoney's, Inc.
----------------------------------------------------------------------------------------------------------------
*Unless otherwise indicated, the entire principal amount at maturity indicated in the box entitled "Principal
Amount at Maturity Held for Account of Holder(s)" will be tendered (and a Consent with respect thereto) will be given.  A tendering Holder is required to Consent to the Proposed Amendments with respect to all LYONs tendered by such Holder.
----------------------------------------------------------------------------------------------------------------


Signature(s):
----------------------------------------------------------------------------------------------------------------

Print Name(s):
----------------------------------------------------------------------------------------------------------------

Address:
----------------------------------------------------------------------------------------------------------------

Zip Code:
----------------------------------------------------------------------------------------------------------------
Area Code and
Telephone No.:
----------------------------------------------------------------------------------------------------------------
Tax Identification or
Social Security No.:
----------------------------------------------------------------------------------------------------------------
My Account Number
with You:
----------------------------------------------------------------------------------------------------------------

Date:
----------------------------------------------------------------------------------------------------------------





                                                         2

                                                                 APPENDIX H

                      FORM OF BROKER LETTER TO CLIENTS
                              (TPI DEBENTURES)


                             SHONEY'S, INC.
          Offer to Purchase for Cash and Solicitation of Consents
                            Relating to its
           8-1/4 % Convertible Subordinated Debentures due 2002
                        CUSIP No. 872623 AA 1


-----------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON ________________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES (AND NOT HAVE WITHDRAWN SUCH DEBENTURES) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
-----------------------------------------------------------------------------

                                                             July _____, 2000


To Our Clients:

Shoney's, Inc., a Tennessee corporation (the "Company"), is offering to purchase for cash, on the terms and subject to the conditions set forth in the Purchase Offer and Consent Solicitation Statement dated July ____, 2000 (as it may be supplemented or amended from time to time, the "Statement") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and, together with the Statement, the "Offer"), all of its outstanding 8-1/4% Convertible Subordinated Debentures due 2002 (the "Debentures"). Enclosed for your consideration are copies of the Statement and Letter of Transmittal and Consent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Statement.

In conjunction with the Offer, the Company also is soliciting consents (the "Solicitation") from holders of the Debentures (each, a "Holder" and, collectively, the "Holders") of a majority of the aggregate principal amount of the outstanding Debentures (the "Consents") to the proposed amendments described in the Statement (the "Proposed Amendments") to the Indenture dated as of July 15, 1992, as amended by First Supplemental Indenture dated as of September 6, 1996, between and among the Company (as successor to TPI Enterprises, Inc.), TPI Restaurants, Inc., as guarantor (the "Guarantor"), and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Debentures were issued (the "Indenture"). The Proposed Amendments would (i) eliminate substantially all of the covenants in the Indenture other than the covenants requiring payment of interest on and principal of the Debentures when due, requiring the maintenance of an office for purposes of making payment on the Debentures, providing certain duties on the paying agent for the Debentures and requiring the Company and the Guarantor to make certain certifications to the Trustee, (ii) remove limitations on the ability of the Company and the Guarantor to consolidate with or merge into, or to sell, convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to, another Person (as defined in the Indenture) or to permit another Person to consolidate with or merge into, or to sell, convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to the Company and the Guarantor, and (iii) eliminate certain Events of Default under the Indenture.






     This material is being forwarded to you as the beneficial owner of Debentures held by us for your account but not registered in your name. The accompanying Letter of Transmittal and Consent is furnished to you for informational purposes only and may not be used by you to tender Debentures held by us for your account. A tender of such Debentures may be made only by us as the registered Holder and only pursuant to your instructions.

     Accordingly, we request instructions as to whether you wish us to tender and deliver a Consent with respect to the Debentures held by us for your account. If you wish to have us tender your Debentures (and deliver a corresponding Consent) pursuant to the Offer, please so instruct us by completing, executing and returning to us the instruction form that appears on the next page.

IMPORTANT: THE LETTER OF TRANSMITTAL AND CONSENT (OR A FACSIMILE THEREOF), WITH ANY REQUIRED SIGNATURE GUARANTEES, TOGETHER WITH THE DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY AND CONSENT, MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE IN ORDER FOR HOLDERS TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.














                                      2

                                INSTRUCTIONS


     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Offer by Shoney's, Inc. with respect to its 8-1/4% Convertible Subordinated Debentures due 2002.

     THIS WILL INSTRUCT YOU TO TENDER THE PRINCIPAL AMOUNT OF 8-1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002 HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED (AND TO DELIVER A CORRESPONDING CONSENT) PURSUANT TO THE TERMS AND CONDITIONS SET FORTH IN THE PURCHASE OFFER AND CONSENT SOLICITATION STATEMENT DATED JULY ____, 2000, AND THE RELATED LETTER OF TRANSMITTAL AND CONSENT.



----------------------------------------------------------------------------------------------------------------
                                            Principal Amount                       Principal Amount to be
                                          Held for Account of                Tendered and as to Which Consents
            Type                               Holder(s)                            are to be Given*
----------------------------------------------------------------------------------------------------------------
8-1/4% Convertible Subordinated
Debentures due 2002 of Shoney's, Inc.
----------------------------------------------------------------------------------------------------------------
*Unless otherwise indicated, the entire principal amount indicated in the box entitled "Principal
Amount Held for Account of Holder(s)" will be tendered and a Consent with respect thereto will be given.  A tendering Holder is required to Consent to the Proposed Amendments with respect to all Debentures tendered by such Holder.
----------------------------------------------------------------------------------------------------------------


Signature(s):
----------------------------------------------------------------------------------------------------------------

Print Name(s):
----------------------------------------------------------------------------------------------------------------

Address:
----------------------------------------------------------------------------------------------------------------

Zip Code:
----------------------------------------------------------------------------------------------------------------
Area Code and
Telephone No.:
----------------------------------------------------------------------------------------------------------------
Tax Identification or
Social Security No.:
----------------------------------------------------------------------------------------------------------------
My Account Number
with You:
----------------------------------------------------------------------------------------------------------------

Date:
----------------------------------------------------------------------------------------------------------------






                                                    3
                                                                   APPENDIX I

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                    NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table will help determine the number to give the payer.

-------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:    GIVE THE             FOR THIS TYPE OF ACCOUNT:       GIVE THE
                             SOCIAL SECURITY                                      EMPLOYER
                             NUMBER OF--                                          IDENTIFICATION
                                                                                  NUMBER OF--
-------------------------------------------------------------------------------------------------
1. An individual's account   The individual       8. Sole proprietorship account  The owner(4)
-------------------------------------------------------------------------------------------------
2. Two or more individuals   The actual owner of  9. A valid trust, estate or     Legal entity
   (joint account)           the account or, if      pension trust                (Do not furnish
                             combined funds, the                                  the identifying
                             first individual on                                  number of the
                             the account(1)                                       personal
                                                                                  representative
                                                                                  or trustee
                                                                                  unless the
                                                                                  legal entity
                                                                                  itself is not
                                                                                  designated in
                                                                                  the account
                                                                                  title.)(5)
-------------------------------------------------------------------------------------------------
3. Husband and wife          The actual owner of   10. Corporate account          The corporation
   (joint account)           the account or, if
                             joint funds, the
                             first individual on
                             the account(1)
-------------------------------------------------------------------------------------------------
4. Custodian account of a    The minor(2)          11. Religious, charitable,    The organization
   minor (Uniform Gift to                              or educational
   Minors Act)                                         organization account
-------------------------------------------------------------------------------------------------
5. Adult and minor (joint    The adult or, if the  12. Partnership account held   The partnership
   account)                  minor is the only         in the name of the
                             contributor, the          business
                             minor(1)
-------------------------------------------------------------------------------------------------
6. Account in the name of    The ward, minor, or   13. Association, club or       The organization
   guardian or committee     incompetent               other tax-exempt
   for a designated ward,    person(3)                 organization
   minor, or incompetent
   person
-------------------------------------------------------------------------------------------------
7. a. The usual revocable    The grantor-          14. A broker or registered      The broker or
      savings trust account  trustee(1)                nominee                     nominee
      (grantor is also
      trustee)
-------------------------------------------------------------------------------------------------
   b. So-called trust        The actual owner(1)   15. Account with the Department The public
      account that is not                              of Agriculture in the name  entity
      a legal or valid trust                           of a public entity (such
      under State law                                  as a State or local
                                                       government, school
                                                       district or prison) that
                                                       receives agricultural
                                                       program payments
-------------------------------------------------------------------------------------------------

(1)    List first and circle the name of the person whose number you furnish.
(2)    Circle the minor's name and furnish the minor's social security number.
(3)    Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)    Show the name of the owner.  If the owner does not have an employer identification number, furnish such person's social security number.
(5)    List first and circle the name of the legal trust, estate or pension trust.

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
-------------------------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9
                                  PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on interest, dividends, and broker transactions payments include the following:

       * A corporation.

       * A financial institution.

       * An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

       * The United States or any agency or instrumentality thereof.

       * A State, The District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

       * A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

       * An international organization or any agency or instrumentality thereof.

       * A registered dealer in securities or commodities registered in the U.S., or a possession of the U.S.

       * A real estate investment trust.

       * A common trust fund operated by a bank under section 584(a).

       * An entity registered at all times under the Investment Company Act of 1940.

       * A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

      * Payments to nonresident aliens subject to withholding under section
       1441.

      * Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

       * Payments of patronage dividends where the amount renewed is not paid in money.

       * Payments made by certain foreign organizations.

       * Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

       * Payments of interest on obligations issued by individuals.

          NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

       * Payments of tax-exempt interest (including exempt-interest dividends under section 852).

       * Payments described in section 6049(b)(5) to non-resident aliens.

       * Payments on tax-free covenant bonds under section 1451.

       * Payments made by certain foreign organizations.

       * Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE-Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.